                                                                   EXHIBIT 10.15

               THE GREENSPOINT TECHNOLOGY CENTER, HOUSTON, TEXAS
                                   NET LEASE

                            BASIC LEASE INFORMATION
                            -----------------------


Date:  December 21, 1999
----

Landlord:  THE TRUSTEES UNDER THE WILL AND OF THE ESTATE OF JAMES CAMPBELL,
--------
           DECEASED, ACTING IN THEIR FIDUCIARY AND NOT IN THEIR INDIVIDUAL CAPACITIES

Tenant:  EBASEONE CORPORATION
------

                                              Lease Reference
                                              ---------------

Premises and "Project" address:               article I
------------------------------
     12095 I-45 North
     Houston, Texas 77060

Approximate area of Premises:                 article I
----------------------------
     18,460 square feet

Approximate area of Project:                  article I
---------------------------
     299,703 square feet

"Commencement Date":                          article I
-------------------
     March 1, 2000

"Termination Date":                           article I
------------------
February 28, 2010

"Base Rent":                                  article II
-----------
     $21,536.67 March, 2000-February, 2005
     24,613.33 March, 2005-February, 2010

Initial Monthly Payment:                      article II
-----------------------

             Base Rent:            $21,536.67
    Operating Expenses:            $ 3,852.27
                                   ----------
                 TOTAL:            $25,388.94

"Tenant's Proportionate Share":               article I
------------------------------
     6.16%

"Use":                                        article XIII
-----
     executive and general office use, and
     the installation, operation, and
     maintenance of equipment and facilities
     in connection with Tenant's
     telecommunications business,
     including, but not limited to, a switch
     system


"Security Deposit":                           article II
------------------
     $25,388.94

 "Tenant's Address for Notices":              article XXIV
-------------------------------
     David Tippett, managing director
     ebaseOne Corporation
     6060 Richmond, suite 190
     Houston, Texas 77057
     (713) 781-5535 facsimile

     with a photocopy to:
     --------------------
     ebaseOne Corporation
     12095 I-45 North
     Houston, Texas 77060
     _____________facsimile

"Landlord's Address for Notices":             article XXIV
--------------------------------
     The Estate of James Campbell
     425 California Street, suite 1000
     San Francisco, California 94104-2205
     (415) 291-5720 facsimile
     attention:  Director, Mainland Operations

Broker:                                        article XXVIII
------
     Trammell Crow Houston, Inc.
     Noble C. Ginther, III

The articles in the Lease identified in the Lease Reference above are those provisions where references to particular Basic Lease Information first appear. All such references incorporate the applicable Basic Lease Information. In the event of any conflict between the Basic Lease Information and the Lease, the Lease shall control.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                page
                                                                                                ----
Basic Lease Information.......................................................................     i
Table of Contents.............................................................................    ii
Table of Exhibits and Addenda.................................................................    ii
Index to Defined Terms........................................................................    ii
Premises, Term, and Initial Improvements......................................................     1
Base Rent/Security Deposit....................................................................     2
Operating Expenses............................................................................     2
Personal Property Taxes.......................................................................     4
Landlord's Maintenance and Repair Obligations.................................................     4
Tenant's Maintenance and Repair Obligations...................................................     5
Alterations, Additions, Improvements..........................................................     5
Signs.........................................................................................     6
Utilities.....................................................................................     6
Insurance.....................................................................................     6
Casualty Damage...............................................................................     7
Liability/Indemnification/Waiver of Subrogation...............................................     8
Use...........................................................................................     8
Vacation/Restoration/Holding Over.............................................................     9
Assignment and Subletting.....................................................................    10
Condemnation..................................................................................    11
Quiet Enjoyment...............................................................................    11
Events of Default.............................................................................    11
Remedies......................................................................................    12
Landlord Default/Limitation of Liability......................................................    13
Mortgages.....................................................................................    13
Tenant Encumbrances...........................................................................    14
Landlord's Lien...............................................................................    14
Notices.......................................................................................    14
Hazardous Materials...........................................................................    15
Emergency Power...............................................................................    15
Collocation...................................................................................    16
Miscellaneous.................................................................................    16


                         TABLE OF EXHIBITS AND ADDENDA
                         -----------------------------

Exhibit "A"..............................................................................Site Plan
Exhibit "B"...........................................................Legal Description of Project
Exhibit "C"....................................................................Tenant Improvements
Exhibit "C-1"...........................................................................Space Plan
Exhibit "D"..................................................................Rules and Regulations
Exhibit "E"..................................................................Environmental Matters
Exhibit "F"..................................................................Option to Extend Term
Exhibit "G"......................Telecommunication Receiver and Transmission Equipment/Use of Roof

                            INDEX TO DEFINED TERMS
                            ----------------------

Defined Term                                                                                      page
--------------                                                                                    ----
Additional Rent...............................................................................       2
Address for Notices...........................................................................       i
Base Rent.....................................................................................       i
Claimant......................................................................................      12
Collateral....................................................................................      14
Commencement Date.............................................................................       i
Default Costs.................................................................................      12
Environmental Law.............................................................................      15
Event of Default..............................................................................      11
Hazardous Substances..........................................................................      15
Indemnified Parties...........................................................................       8
Landlord......................................................................................       1
Landlord's Mortgagee..........................................................................      14
Lease.........................................................................................       1

------------
* No Exhibit C-1 exists with respect to this agreement.

Loss..........................................................................................       8
Mortgage......................................................................................      13
Operating Expenses............................................................................       2
Permitted Conditions..........................................................................      15
Permitted Substances..........................................................................      15
Premises......................................................................................       1
Primary Lease.................................................................................      13
Project.......................................................................................       i
Project's Structure...........................................................................       4
Security Deposit..............................................................................       i
System                                                                                              16
Taking........................................................................................      11
Taxes.........................................................................................       4
Tenant........................................................................................       1
Tenant's Proportionate Share..................................................................       i
Term..........................................................................................       1
Termination Date..............................................................................       i
Transfer......................................................................................      10
Use...........................................................................................       i
Vacation Date.................................................................................       9

               THE GREENSPOINT TECHNOLOGY CENTER, HOUSTON, TEXAS
                                   NET LEASE
                                   ---------

     This lease agreement (the "Lease") is entered into by and between THE TRUSTEES UNDER THE WILL AND OF THE ESTATE OF JAMES CAMPBELL, DECEASED, ACTING IN THEIR FIDUCIARY AND NOT IN THEIR INDIVIDUAL CAPACITIES ("Landlord") and EBASEONE CORPORATION, a Delaware corporation ("Tenant").


                 I.  PREMISES, TERM, AND INITIAL IMPROVEMENTS

                                   Premises
                                   --------

     Landlord leases to Tenant, and Tenant leases from Landlord, for the term of the Lease, at the rental and upon the terms and conditions set forth below, the space depicted on the site plan attached to the Lease as Exhibit "A" (the "Premises"), which is part of the Project located on the real property described on Exhibit "B". Landlord and Tenant stipulate that, as of the date of the Lease, regardless of minor variations which may result from methods of measuring, the size of the Premises and the size of the Project as stated in the Basic Lease Information is correct. Tenant's Proportionate Share shall be appropriately adjusted if the size of the Premises or the Project changes after commencement of the Lease.

                                     Term
                                     ----

     The term of the Lease (the "Term"), which shall include all renewals and extensions of the original term, shall begin on the Commencement Date, and shall end on the Termination Date (unless extended pursuant to any written renewal or extension agreement), unless sooner terminated as provided under the terms of the Lease.
     Landlord shall have the right to unilaterally adjust the Commencement Date and Termination Date of the Lease in writing, in the event that adjustment is necessary due to delay in Landlord's delivery of the Premises on or prior to the Commencement Date, delay in any initial improvements to the Premises, or any other cause. In such event, Landlord shall deliver written notice of the adjustments to the Commencement Date and the Termination Date to Tenant, but in no event shall the Term of the Lease be reduced by reason of any such adjustment. Tenant shall indicate its agreement to said adjustments by executing an original of said notice and delivering same back to Landlord within ten days after receipt by Tenant. In the event that Tenant shall fail to return said notice to Landlord, it shall be conclusively deemed that Tenant has approved the adjustments to the Commencement Date and Termination Date. Any such notice shall be attached to the Lease.
     If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date, the Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from Landlord's failure to deliver possession, but in said event, and subject to any provision to the contrary in any agreement with Landlord concerning initial improvements to the Premises, all rentals due from Tenant shall be waived for the period between the Commencement Date and the date when Landlord delivers possession of the Premises to Tenant. No delay in delivery of possession of the Premises by Landlord to Tenant shall operate to extend the Term. Notwithstanding anything in the Lease to the contrary, in the event Landlord is unable to deliver the Premises to Tenant within 90 days after the execution of the Lease, Tenant shall have the right to terminate the Lease upon written notice to the Landlord.


                  Acceptance of Premises/Initial Improvements
                  -------------------------------------------

     Tenant warrants and represents that it has made a complete and thorough inspection of the Premises, and that the Premises is satisfactory for the Use which Tenant intends.
     If an Exhibit "C" relating to initial improvements to the Premises is attached to the Lease, then construction of the "Tenant Improvements" (as defined in Exhibit "C") upon and in the Premises shall be constructed as described in the plans and specifications referenced in Exhibit "C", and, upon occupying the Premises, Tenant shall be deemed to have accepted the Premises in its then-existing condition, subject to completion of any punch-list items relating to the Tenant Improvements contemplated by Exhibit "C."
     Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Premises, or the suitability of the Premises for Tenant's intended Use. TENANT HEREBY WAIVES ANY IMPLIED WARRANTY BY LANDLORD THAT THE PREMISES IS SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE.

                        II.  BASE RENT/SECURITY DEPOSIT

                                   Base Rent
                                   ---------

     Tenant shall pay Base Rent to Landlord in advance, without demand, deduction, or set off, in the amounts and for the periods of time as set forth in the Basic Lease Information.
     The first monthly installment of Base Rent, plus Tenant's first monthly installment of "Operating Expenses" (as defined below), shall be due upon the final execution of the Lease by all parties. Thereafter, monthly installments of Base Rent and Operating Expenses shall be due on or before the first day of each calendar month following the Commencement Date. If the Commencement Date occurs on a day other than the first day of a calendar month, or if the expiration of the Term occurs on a day other than the last day of a calendar month, the Base Rent and Operating Expenses shall be prorated.

                             Interest/Late Charge
                             --------------------

     Any amount due from Tenant to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of ten percent per annum, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant. Payment of interest by Tenant shall not excuse or cure any "Event of Default" (as defined below) by Tenant pursuant to the terms of the Lease. All payments received from Tenant by Landlord shall be applied by Landlord to Tenant's obligations first accruing.
     Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent, "Operating Expenses," or "Additional Rent" (as said terms are defined below) will cause Landlord to incur costs not contemplated by the Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, late fees which may be imposed upon Landlord, and inconvenience costs. Accordingly, if any installment of Base Rent, Operating Expenses, or Additional Rent, or any other sum due from Tenant under the Lease, shall not be received by Landlord within five days after written notice of such failure is provided by Landlord to Tenant. Tenant shall pay to Landlord a late charge equal to six percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant, and that said charge does not constitute a penalty. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the rights and remedies granted to Landlord under the Lease.

                               Security Deposit
                               ----------------

     Upon Tenant's execution of the Lease, Tenant shall deposit with Landlord the Security Deposit, which sum shall be held by Landlord to secure Tenant's obligations under the Lease. Landlord may apply all or any portion of the Security Deposit to any unpaid Base Rent, "Operating Expenses," or "Additional Rent" (as said terms are defined below) due from Tenant, or to cure any other defaults of Tenant. If Landlord uses all or any portion of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten days after Landlord's written request. Tenant's failure to do so shall be deemed an "Event of Default" (as defined below) under the Lease. No interest shall be paid by Landlord to Tenant on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts, and no trust relationship is created with respect to the Security Deposit. The Security Deposit is not a prepayment of Tenant's monthly rent obligations, and may not be used by Tenant as such; it is expressly understood that the Security Deposit does not and shall not constitute Tenant's "last month's rent." Upon any termination of the Lease not resulting from Tenant's default, and after Tenant has vacated the Premises in the manner required by the Lease and otherwise timely performed its obligations pursuant to the Lease throughout the Term, Landlord shall refund the remaining portion of the Security Deposit to Tenant.
     If Landlord assigns its interest in the Lease, the Premises, or the Building, the Security Deposit shall be deemed to have been assigned to the assignee. Landlord has no further liability to Tenant for return of the Security Deposit to Tenant after any such assignment, and Tenant agrees to look solely to any such assignee for return of the Security Deposit. Tenant may not assign, encumber, or attempt to assign or encumber the Security Deposit.


                           III.  OPERATING EXPENSES

                                Additional Rent
                                ---------------

     All payments or reimbursements required to be made by Tenant pursuant to the terms of the Lease, other than Base Rent, shall constitute "Additional Rent."

                                   Net Lease
                                   ---------

     The Lease is a net lease, and Base Rent shall be paid to and received by Landlord net of all costs and expenses to Landlord, other than taxes upon the income of Landlord from all sources. Tenant shall pay Tenant's Proportionate Share of all "Operating Expenses" (as defined below) paid or incurred by Landlord during the Term.

                              Operating Expenses
                              ------------------

     Tenant shall pay, as Additional Rent, Tenant's Proportionate Share of all costs incurred by Landlord in owning, operating, and maintaining the Project and the facilities and services provided for the common use of Tenant and other tenants of the Project, if any (collectively, "Operating Expenses"). Operating Expenses shall include, but not be limited to, the following items:

     (1) "Taxes" (as defined below), and the cost of any tax consultant employed to assist Landlord in determining the fair tax valuation of the Project or reasonably protesting an assessed valuation,
     (2) the cost of all utilities used in the Project or upon the real property where the Project is located, which utilities costs are not billed separately to a tenant of the Project,
     (3) the premiums for all insurance maintained by Landlord with respect to the Project,
     (4) the costs of repairs, replacements, and general maintenance of the Project (other than replacement of the roof, foundation, and exterior walls of the Project), including, but not limited to, sidewalks, landscaping, service areas, mechanical rooms which service the Project and not a specific tenant, non-exclusive parking areas, Project exteriors, downspouts, gutters, pipes, ducts, conduits, wires, and driveways (excluding such costs paid by proceeds of insurance or by other parties, and alterations attributable solely to tenants of the Project other than Tenant),
     (5) wages and salaries (including management fees) of all employees engaged in the operation, repair, replacement, and maintenance of the Project, including payroll taxes, insurance, and benefits relating to said wages and salaries,
     (6) all supplies and materials used in the operation, maintenance, and repair of the Project,
     (7) the cost of all capital improvements made to the Project which, although capital in nature, may reasonably be expected to reduce the normal operating costs of the Project, as well as all capital improvements made in order to comply with any law, rule, or regulation promulgated after the date of the Lease by any governmental authority, which cost of capital improvements shall be amortized over the useful economic life of such improvements as determined by Landlord, in accordance with generally accepted accounting principals,
     (8) all maintenance, repair, and service costs, including the cost of service or maintenance contracts with independent contractors for the operation, maintenance, or repair of the Project, including, but not limited to, alarm service, window cleaning, elevator maintenance, and vermin extermination,
     (9) the costs of dues, assessments, and other charges applicable to the Project payable to any property or community owners' association under restrictive covenants or deed restrictions to which the Project is subject, and
     (10) all other operating, management, and other expenses incurred by Landlord in connection with the operation of the Project.

Operating Expenses shall not include the following:

     (1) any costs for interest, amortization, or other payments on loans by Landlord,
     (2)       expenses incurred in leasing or procuring tenants,
     (3) legal expenses incurred by Landlord, other than those incurred for the general benefit of the Project or the Project's tenants,
     (4) allowances, concessions, and other costs of renovating or otherwise improving space for occupants of the Project or vacant space in the Project,
     (5) federal income taxes imposed on or measured by the income of Landlord from the operation of the Project,
     (6)       rents under ground leases,
     (7) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord's interest in the Project,
     (8) the costs of any capital improvements required by a governmental authority with regard to another tenant's use, such costs being paid by the applicable tenant, and
     (9) costs for repairs caused by Landlord's gross negligence or willful misconduct.

                                     Taxes
                                     -----

     Tenant shall pay, as part of the Project's Operating Expenses, Tenant's Proportionate Share of all real property taxes, assessments, or governmentally imposed fees or charges (and any tax or assessment levied wholly or partly in lieu of same, except for late fees, penalties, and interest) levied, assessed, confirmed, imposed, or which becomes a lien against the Project (which for the purposes of defining "Taxes" shall include the land underlying the Project) or which are payable during the Term (collectively, "Taxes"). In the event that the Project is not separately assessed for tax purposes, then the Taxes paid by Tenant shall be Tenant's Proportionate Share of the product obtained by multiplying the total of the Taxes levied against the tax parcel of which the Project is a part by a fraction, the numerator of which is the rentable area of the Project, and the denominator of which is the total rentable area of all improvements located within the tax parcel of which the Project is a part. If, during the Term, there is levied, assessed, or imposed upon Landlord a capital levy or other tax directly on the rent or a franchise tax, assessment, levy, or charge measured by or based, in whole or in part, upon rent, then all such taxes, assessments, levies, or charges, or the part of same so measured or based, shall be included within the term "Taxes."
      Tenant hereby agrees that any and all protests before the applicable appraisal review board shall be conducted, if at all, solely by Landlord, and Tenant shall have no rights to any such protest. Tenant hereby waives any rights and privileges which it may have pursuant to Texas Tax Code (Property Tax Code) sections 41.413 and 42.015 (as amended from time to time) to conduct any such protest.

                     Payment of Monthly Operating Expenses
                     -------------------------------------

     On the same day that Base Rent is due, Tenant shall pay at the same time and in the same manner an amount equal to 1/12 of Landlord's estimate of Tenant's Proportionate Share of annual Operating Expenses for the then-current calendar year. Said monthly payments are to be based upon Landlord's estimate of the Operating Expenses for the year in question, and shall be increased or decreased annually to reflect the projected annual Operating Expenses for that applicable year. Within 90 days after the close of each calendar year, or as soon after such 90-day period as is reasonably practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for said calendar year. If Tenant's total payments for Operating Expenses for any year are less than Tenant's actual Proportionate Share of Operating Expenses for that year, Tenant shall pay the difference to Landlord within 30 days after Landlord's request for payment of same. If Tenant's total payments for Operating Expenses for any year are more than Tenant's actual Proportionate Share of Operating Expenses for that year, Landlord shall either retain such excess and credit it against Tenant's future Base Rent obligations next accruing, or pay such excess to Tenant within 30 days after determining Tenant's actual Proportionate Share of Operating Expenses for that year. The obligations of Landlord and Tenant under this paragraph with respect to reconciliation between estimated payments and actual Operating Expenses for the last year of the Term shall survive the termination of the Lease.
     In the event Tenant reasonably disputes the annual Operating Expenses, Tenant, at Tenant's sole cost and expense, shall be entitled to examine, review, and audit, upon reasonable notice and during Landlord's normal business hours, the books and records relating to such Operating Expenses at the place where such books and records are normally kept. In the event that any such examination reveals that Tenant has overpaid by more than five percent, Tenant shall be entitled to such overpayment, and the costs incurred in connection with such audit, not to exceed $500.00, shall be borne by Landlord. Any such audit shall be made within 12 months after Tenant's receipt of Landlord's annual statement for such Operating Expenses.


                         IV.  PERSONAL PROPERTY TAXES

     Tenant shall 1) before delinquency pay all taxes levied or assessed against any personal property, fixtures, or alterations placed in the Premises, and 2) upon the request of Landlord, deliver to Landlord receipts from the applicable taxing authority or other evidence acceptable to Landlord to verify that such taxes have been paid. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays them, or (ii) the assessed value of Landlord's property is increased as a result and Landlord pays the increased taxes, then Tenant shall pay to Landlord such taxes within ten days after Landlord's request for payment.


               V.  LANDLORD'S MAINTENANCE AND REPAIR OBLIGATIONS

     Except as otherwise provided in the Lease, and except for damage caused by any act or omission of Tenant, its employees, contractors, invitees, or agents, Landlord shall maintain the foundation, roof, and structural portions of the exterior walls (collectively, the "Project's Structure") in good order, condition, and repair; however, Landlord shall neither be responsible nor liable for 1) any such work until Tenant delivers to Landlord written notice of the need for such work, or 2) alterations to the Project's Structure required by law because of Tenant's use of the Premises (which alterations shall be performed by Tenant). The Project's Structure does not include skylights, windows, glass, plate glass, doors, special storefronts, office entries, or the interior surfaces of walls within the Premises, all of which shall be maintained by Tenant. All requests for repairs or maintenance that are the responsibility of Landlord must be made in writing to Landlord, and Landlord shall have a reasonable time within which to perform such repairs or maintenance. Landlord shall not be liable to Tenant for any damages or inconvenience, and Tenant shall not be entitled to any damages, nor to any abatement or reduction of rent, by reason of any repairs, alterations, or additions made by Landlord under the Lease. Landlord's liability for any defects, repairs, replacement, or maintenance for which Landlord is responsible under the Lease shall be limited to the cost of performing such work. Nothing in this provision shall entitle Tenant to make any repairs, alterations, or additions to the Premises at Landlord's expense, or to terminate the Lease based on the physical condition of the Premises. Tenant hereby expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense, or to terminate the Lease because of Landlord's failure to keep the Premises or the Project in good order, condition, and repair.


               VI.  TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS

     Tenant shall keep and maintain the Premises in a good and clean condition at its sole cost and expense, and Tenant shall perform all maintenance and perform all repairs on the Premises, and shall replace such portions of the Premises as may be necessary to maintain the Premises and all parts of the Premises in good condition, order, and repair. Janitorial services to the Premises shall be obtained by Tenant, at Tenant's sole expense.
     Tenant shall, at Tenant's sole expense, maintain all hot water, heating, and air conditioning systems for the Premises; provided, however, that if Landlord deems that Tenant is not adequately maintaining such systems, Landlord may require Tenant to enter into a regularly-scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating, and air conditioning systems within the Premises. Any such maintenance contractor and the contract must be approved by Landlord. Any such service contract must include all services suggested by the applicable equipment manufacturer within the operation/maintenance manual, and must become effective (and a photocopy of said contract delivered to Landlord) within 30 days of the date Tenant takes possession of the Premises. Tenant expressly covenants and warrants to keep that portion of the Premises not required to be maintained by Landlord in good order, condition, and repair, promptly making all necessary repairs and replacements, including, but not limited to, windows, glass, plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, pest extermination. In addition, Tenant shall, at Tenant's sole expense, repair any damage to the Project caused by the acts or omissions of Tenant, its employees, contractors, agents, or invitees. It is the intention of Landlord and Tenant that, at all times during the Term, Tenant shall maintain the area in front of and in the rear of the Premises in an attractive, well-maintained, and fully operative condition.
     Tenant shall maintain, at Tenant's sole cost and expense, any existing fire sprinkler system within the Premises in accordance with all applicable federal, state, county, or city regulations. In addition, Tenant shall, within 90 days following the Commencement Date, and at Tenant's sole cost and expense, install and maintain such additional fire sprinkler equipment in the Premises as may be required for Tenant's Use by applicable state or local building regulation, municipal ordinance, or regulation of the local fire marshall having jurisdiction over the Premises.
     In the event Tenant fails to maintain the Premises in accordance with the Lease, Landlord shall have the right, but not the obligation, to enter upon the Premises and perform needed maintenance and repairs, and, in such event, Tenant shall promptly reimburse Landlord for the cost of such entry, repairs, and maintenance, which reimbursement shall be collectible as Additional Rent. Any such Additional Rent shall be payable to Landlord within 30 days after receipt by Tenant of written invoice and notice from Landlord.


                  VII.  ALTERATIONS, ADDITIONS, IMPROVEMENTS

     Tenant shall not make any alterations, additions, or improvements to the Premises without the prior written consent of Landlord, which shall not unreasonably be withheld. Landlord shall not be required to notify Tenant as to whether it consents to any proposed alteration, addition, or improvement until Landlord has 1) received completed plans and specifications for the proposed alteration, addition, or improvement, which plans are sufficiently detailed to allow construction of the work depicted to be performed in a good and workmanlike manner, 2) received completed cost estimates for the proposed alteration, addition, or improvement, and 3) had a reasonable opportunity (not to exceed 30 days) to review said plans and specifications and cost estimates. If the proposed alteration, addition, or improvement will affect the Project's Structure, HVAC system, or mechanical, electrical, or plumbing systems, then the plans and specifications must be prepared by a licensed engineer reasonably acceptable to Landlord. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted will comply with law or be adequate for any purpose, but shall merely be Landlord's consent to performance of the work. Upon completion of any alteration, addition, or improvement, Tenant shall deliver to Landlord accurate, reproducible, "as built" plans for same.
     Tenant may without Landlord's consent erect shelves, bins, machinery, and trade fixtures provided that such items 1) do not alter the basic character of the Premises or the Project, 2) do not overload or damage the Project's Structure, and 3) may be removed without damage to the Premises.
     Unless Landlord specifies in writing otherwise, all physically attached alterations, additions, and improvements shall be Landlord's property when installed in the Premises. All work performed by Tenant in the Premises (including that relating to the installation, repair, replacement, or removal of any item) shall be performed in accordance with applicable law and with Landlord's specifications and requirements, in a good and workmanlike manner, and so as not to damage or alter the Project's Structure or the Premises. Tenant shall pay all costs incurred or arising out of all alterations, additions, or improvements in or to the Premises (unless the parties have agreed to the contrary in an Exhibit "C" to the Lease), and Tenant shall not permit a mechanics' or materialmen's lien to be asserted against the Premises. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any alterations, additions, or improvements. In connection with any such alterations, additions, or improvements, Tenant shall pay to Landlord an administration fee of five percent of all costs incurred for such work.


                                 VIII.  SIGNS

     Tenant shall not place, install, or attach any signage, decorations, advertising media, blinds, draperies, window treatments, bars, or security installations to the Premises or the Project without Landlord's prior written approval. Tenant shall repair, paint, and/or replace any portion of the Premises or the Project damaged or altered as a result of Tenant's signage when same is removed (including, without limitation, any discoloration of the Project). Tenant shall not (a) make any changes to the exterior of the Premises or the Project, (b) install any exterior lights, decorations, balloons, flags, pennants, banners, or paintings, or (c) erect or install any signs, window or door lettering, decals, window or storefront stickers, placards, decorations, or advertising media of any type visible from the exterior of the Premises without Landlord's prior written consent. Landlord shall be required to notify Tenant as to whether it consents to any sign within 30 days after it has received detailed, to-scale drawings of the proposed sign specifying design, material composition, color scheme, and method of installation. Notwithstanding anything to the contrary within this paragraph, Tenant's signage must comply with the Project's sign criteria as established by Landlord from time-to-time.


                                IX.  UTILITIES

     Tenant shall obtain and pay for all water, gas, electricity, heat, telephone, sewer, sprinkler, and other utilities and services used at the Premises, together with any deposits, taxes, penalties, surcharges, maintenance charges, and the like pertaining to Tenant's use of utilities in the Premises. All utilities shall be obtained by Tenant, separately metered, and opened in Tenant's name and for Tenant's account with the applicable utility companies. Landlord shall not be liable for any interruption or failure of utility service to the Premises. Tenant shall be solely responsible for providing janitorial services to the Premises at Tenant's sole cost and expense.


                                 X.  INSURANCE

                  Worker's Compensation/Employer's Liability/
                  -------------------------------------------
                               Tenant's Property
                               -----------------

     Tenant shall procure and maintain throughout the Term, for the protection of Tenant and Landlord as their interests may appear, policies of insurance which afford the following coverages:

     1.   worker's compensation - statutory limits;
     2. employer's liability, in amounts not less than $250,000.00 each accident, bodily injury by accident; $250,000.00 policy limit each employee, bodily injury by disease; and
     3. property insurance insuring Tenant's business personal property and tenant improvements against direct risk of loss, broad form coverage, and insuring Tenant's business income, with 100 percent current replacement cost valuation for business personal property, and one year's total anticipated net earnings for business income.

                         Commercial General Liability
                         ----------------------------

     Tenant shall procure and maintain throughout the Term a policy or policies of commercial general liability insurance, at Tenant's sole cost and expense, in amounts of not less than $2,000,000.00 each occurrence limit, $2,000,000.00 general aggregate limit, $2,000,000.00 products/completed operations aggregate limit, and $2,000,000.00 personal injury and advertising injury limit, or such other amounts as Landlord may from time to time reasonably require, covering bodily injury and property damage liability, and including contractual liability coverage, written by insurance companies rated "A" or better, with a financial rating of not less than Class "X" by A.M. Best Company Inc., and otherwise acceptable to Landlord, insuring Tenant, and Landlord as an additional insured, against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation, and occupancy of the Premises, during the policy period, regardless of when the claim is made. All coverage shall be primary to Landlord's insurance. Landlord's insurance shall be noncontributory with and in excess to such insurance. Tenant shall furnish to Landlord, concurrent with execution of the Lease, certificates of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverage required under this article, including a photocopy of the Additional Insured-Managers or Lessors of Premises Endorsement, and Tenant shall obtain and deliver to Landlord a written obligation on the part of each insurance company to notify Landlord at least 30 days prior to cancellation or material change of any such insurance. Tenant shall deliver renewal certificates at least 30 days prior to the expiration of each policy. Landlord makes no representation that the limits of liability specified by the Lease to be carried by Tenant are adequate to protect Tenant. Tenant shall provide any such additional coverage as Tenant deems adequate.

                          Tenant's Failure To Acquire
                          ---------------------------

     If Tenant shall fail to acquire the insurance required pursuant to this article, or fail to pay the premiums for said insurance, or fail to deliver the required certificates or policies to Landlord within ten days after written notice from Landlord that it has not received such certificates or policies, Landlord may, but is not obligated to, in addition to any other rights or remedies available to Landlord under the Lease, without the necessity of any notice to Tenant or time to cure, each of which are expressly waived, acquire such insurance and pay the requisite premiums for said insurance, which premiums shall be payable as Additional Rent by Tenant to Landlord upon demand, together with accrued interest as provided in the Lease.


                             XI.  CASUALTY DAMAGE

     Tenant shall give immediate written notice to Landlord of any damage caused to or suffered by the Premises or the Project. Tenant shall be responsible for any subsequent waste which may occur to the Premises or the Project in the event Tenant fails to timely notify Landlord of any damage to the Premises or the Project.
     If the Premises or the Project are totally destroyed, or so partially damaged such that Tenant's use of the Premises is materially interfered with, from a risk which is wholly covered by insurance proceeds made available to Landlord for such purpose, Landlord shall proceed with reasonable diligence to repair the damage or destruction, and the Lease shall not terminate; provided, however, that if in the opinion of Landlord's architect the Project or repairs cannot reasonably be completed within 180 days after the date of Landlord's actual knowledge of such damage, either party may at its election terminate the Lease by delivering written notice of said election to the other party, in which event the rent payable for any unexpired portion of the Lease shall be abated, effective upon the date such damage occurred.
     If the Premises or the Project are substantially damaged, in such a way that Tenant's use of the Premises is materially interfered with, from a risk not wholly covered by insurance made available to Landlord for repair or reconstruction, Landlord may terminate the Lease by delivering written notice of said termination to Tenant, in which event all rights and obligations under the Lease shall cease and terminate, effective upon the date such damage occurred, except any liability of Tenant accruing prior to the Lease being terminated.
     If the Premises or the Project are substantially damaged during the final 24 months of the Term or any renewal Term, Landlord shall not be required to rebuild or repair the damage to the Project or the Premises unless Tenant exercises a renewal option, if any, within 15 days after the date of receipt by Landlord of Tenant's notification of the occurrence of the damage. If Tenant does not elect to exercise its renewal option, or if there is no previously unexercised renewal option contained within the Lease, Landlord shall have the option to terminate the Lease, and rent shall be abated for the unexpired portion of the Term, effective upon the date such damage occurred.
     If the Lease is not terminated pursuant to the preceding paragraphs, then Landlord shall proceed immediately and shall use reasonable diligence to rebuild or repair the Project and the Premises to substantially the condition in which they existed prior to the damage; provided, however, that Landlord shall not be required to rebuild, repair, or replace any part of the partitions, fixtures, additions, or other improvements or personal property required to be covered by Tenant's insurance described in article XI above. If the Premises is untenable, in whole or in part, during the period beginning on the date such damage occurred, and ending on the date of substantial completion of Landlord's repair or restoration work, then, under such circumstances, the rent for such period shall be reduced to such extent as may be fair and reasonable under the circumstances, as determined by that portion of the Premises which may reasonably be utilized by Tenant. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the Project or the Premises, or for any work or repair undertaken by Landlord as the result of any such damage or destruction.

             XII.  LIABILITY/INDEMNIFICATION/WAIVER OF SUBROGATION

                             Landlord's Liability
                             --------------------

     Landlord shall not be liable to Tenant, or those claiming by, through, or under Tenant, including, but not limited to, Tenant's agents, officers, directors, employees, or invitees, for any injury to, or death of, any person or persons, or the damage, theft, destruction, loss, or loss of use of any property or inconvenience (a "Loss") caused by casualty, theft, fire, third parties, or any other matter, specifically including, but not limited to, injury or damage from fire, steam, electricity, gas, water, rain, snow, ice, or hail which may leak or flow from or into any part of the Premises, the breakage, leakage, destruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Premises or the Project, and including losses arising through repair or alteration of any part of the Premises or the Project, or failure to make repairs, or from any other cause, unless such Loss is caused by Landlord's gross negligence or willful misconduct. This exculpation of Landlord shall specifically include any damage arising from any act or neglect of any other tenant of the Project.

                           Indemnification by Tenant
                           -------------------------

     Tenant shall indemnify, defend, and hold harmless Landlord, its successors, assigns, agents, employees, contractors, partners, directors, officers, and affiliates (collectively, the "Indemnified Parties") from and against all fines, suits, losses, costs, liabilities, claims, demands, actions, and judgments of every kind or character 1) arising from Tenant's failure to perform its covenants under the Lease, 2) recovered from or asserted against any of the Indemnified Parties on account of any Loss to the extent that any such Loss may be incident to, arise out of, or be caused, either proximately or remotely, wholly or in part, by Tenant or any other person entering upon the Premises under or with Tenant's express or implied invitation or permission, 3) arising from or out of the occupancy or use by Tenant, or arising from or out of any occurrence in the Premises, however caused, or 4) suffered by, recovered from, or asserted against any of the Indemnified Parties by the employees, agents, contractors, or invitees of Tenant or its subtenants or assignees, regardless of whether Landlord's negligence caused such loss or damage. However, such indemnification of the Indemnified Parties by Tenant shall not be applicable if such loss, damage, or injury is wholly caused by the gross negligence or willful misconduct of Landlord or any of its duly authorized agents or employees.

                             Waiver of Subrogation
                             ---------------------

     The parties desire to avoid liability to each other's insurance companies. Accordingly, Landlord and Tenant, each for itself and for any person or entity claiming through it (including any insurance company claiming by way of subrogation), hereby waive any and every claim which arises or may arise in its favor against the other party to the Lease, and the other party's officers, directors, and employees, for any and all loss or damage to property, to the extent (but only to the extent) that the waiving party who suffers such loss or damage is actually compensated by insurance, or would be compensated by the insurance policies contemplated in article XI above, if such policies were maintained as required by the Lease. Each party agrees to have such insurance policies properly endorsed so as to make them valid notwithstanding this waiver, if such endorsement is required to prevent a loss of insurance.


                                  XIII.  USE

                                   Premises
                                   --------

     The Premises shall be used only for the permitted Use as stated in the Basic Lease Information. No other use of the Premises may be made without Landlord's prior written approval, which shall be granted or withheld at Landlord's sole discretion. Without Landlord's prior written approval, which shall be granted or withheld at Landlord's sole discretion, Tenant shall not use the Premises to receive, store, or handle any product, material, or merchandise that is explosive, highly flammable, or hazardous. Outside storage is prohibited. Tenant shall be solely responsible for complying with all laws applicable to the Use, occupancy, and condition of the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, light, noise, or vibrations to emanate from the Premises; nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other person; nor permit the Premises to be used for any purpose or in any manner that would 1) void any insurance on the Premises or the Project, 2) increase the insurance risk, or 3) cause the disallowance of any sprinkler credits. Tenant shall pay to Landlord on demand any increase in the cost of any insurance on the Premises or the Project incurred by Landlord that is caused by Tenant's use of the Premises or because Tenant vacates the Premises.
     Tenant represents and warrants to Landlord that Tenant's intended Use of the Premises is solely for business or commercial purposes, and not for personal, family, or household purposes.

                                 Parking Areas
                                 -------------

     Tenant and its employees and invitees shall have the non-exclusive right to use, in common with others, any parking areas associated with the Premises which Landlord may from time-to-time designate for such use, at an allocation of no less than one parking spaces per 1500 square feet of the Premises, subject to 1) such reasonable rules and regulations as Landlord may promulgate from time to time, and 2) rights of ingress and egress of other tenants and their employees, agents, and invitees. Landlord shall not be responsible for enforcing Tenant's parking rights against third parties.


                    XIV.  VACATION/RESTORATION/HOLDING OVER

                                  Inspection
                                  ----------

     Landlord and Landlord's agents and representatives may enter the Premises during business hours to inspect the Premises; to make such repairs as may be required or permitted under the Lease; to perform any unperformed obligations of Tenant under the terms of the Lease; and to show the Premises to prospective purchasers, mortgagees, ground lessors, and (during the last nine months of the Term) prospective tenants, provided that such activities shall not unreasonably interfere with Tenant's occupancy or Use. During the last 12 months of the Term, Landlord may erect a sign on the Premises indicating that the Premises is available for lease.

                                    Vacation
                                    --------

     Tenant shall notify Landlord in writing of its intention to vacate the Premises at least 60 days before Tenant will vacate the Premises, unless such vacation will occur upon expiration of the Term or any extended term of the Lease. Such notice shall specify the date on which Tenant intends to vacate the Premises (the "Vacation Date"). At least 30 days before the Vacation Date, Tenant shall arrange to meet with Landlord for a joint inspection of the Premises. After such inspection, Landlord shall prepare a list of items that Tenant must perform before the Vacation Date. If Tenant fails to arrange for such inspection, then Landlord may conduct such inspection. If Tenant fails to perform such work before the Vacation Date, then Landlord may perform such work at Tenant's cost. Tenant shall pay as Additional Rent all costs incurred by Landlord in performing such work, less the Security Deposit, within 30 days after Landlord's request for payment.
     Notwithstanding anything in this paragraph to the contrary, Tenant shall not be responsible for any items or costs which are Landlord's obligations pursuant to the Lease.

                            Restoration of Premises
                            -----------------------

     Upon the Termination Date, or the earlier termination of the Lease, Tenant shall 1) deliver the Premises to Landlord with all improvements located upon the Premises in good repair and condition, reasonable wear and tear excepted (subject to Tenant's maintenance obligations), and with the HVAC system and hot water equipment, light and light fixtures (including ballasts), and overhead doors and related equipment in good working order, 2) deliver to Landlord all keys to the Premises, and 3) remove all signage placed by or at Tenant's request upon the Premises, the Project, or the land upon which the Project is located. All fixtures, alterations, additions, and improvements (whether temporary or permanent) shall be Landlord's property and shall remain on the Premises, except as provided in the next two sentences. Provided that Tenant has performed all of its obligations pursuant to the Lease, Tenant may remove all unattached trade fixtures, furniture, and personal property placed on the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove all alterations, additions, improvements, fixtures, equipment, wiring, furniture, and other property as Landlord may instruct Tenant in writing at least 90 days prior to the Termination Date (or the termination date under any applicable option to extend
Term), or within 30 days after the earlier termination of the Lease, and, in such event, restore the Premises to the condition as received by Tenant prior to the Commencement Date. All items not so removed shall, at the option of Landlord, be deemed abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant, and without any obligation to account for such items, and Tenant shall pay as Additional Rent the costs incurred by Landlord in connection with such disposition. All work required of Tenant under this paragraph shall be coordinated with Landlord, and shall be performed in a good and workmanlike manner in accordance with all laws, and so as not to damage the Premises or the Project, or unreasonably interfere with other tenants' use of their premises. Tenant shall, at its sole expense, repair all damage to the Premises or the Project caused by any work performed by Tenant pursuant to this paragraph. Tenant's obligation to perform under this covenant shall survive the expiration or earlier termination of the Lease.

                                 Holding Over
                                 ------------

     If Tenant fails to vacate the Premises at the end of the Term, or upon the earlier termination of the Lease, then Tenant shall be a tenant at will, and Tenant shall pay, in addition to all applicable Additional Rent due under the Lease, a daily Base Rent equal to 150 percent of the daily Base Rent payable during the last month of the Term. Additionally, Tenant shall reimburse Landlord for, and defend, indemnify, and hold harmless Landlord from, any damage, liability, and expense (including attorneys' fees and expenses) incurred because of such holding over. No payments of money by Tenant to Landlord after the expiration of the Term or the earlier termination of the Lease shall reinstate, continue, or extend the Term, and no extension of the Term shall be valid unless it is in writing and signed by Landlord and Tenant.

                         XV.  ASSIGNMENT AND SUBLETTING

                                    Transfer
                                    --------

     Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, 1) advertise that any portion of the Premises is available for lease, or cause or allow any such advertisement, 2) assign, transfer, or encumber the Lease or any estate or interest in the Lease, whether directly or by operation of law, 3) permit any other entity to become Tenant under the Lease by merger, consolidation, or other reorganization, 4) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, 5) sublet any portion of the Premises, 6) grant any license, concession, or other right of occupancy of any portion of the Premises, or 7) permit the use of the Premises by any parties other than Tenant (any of the events listed above being a "Transfer").

                              Landlord's Consent
                              ------------------

     If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, photocopies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. Landlord's consent to any Transfer shall not be unreasonably withheld. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations under the Lease (provided, however, that any transferee of less than all of the space in the Premises shall be liable only for obligations under the Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant for said space). Landlord's consent to a Transfer shall not release Tenant from performing its obligations under the Lease, but rather Tenant and its transferee shall be jointly and severally liable for performance of the Lease. Landlord's consent to any Transfer shall not waive Landlord's discretion or rights as to any subsequent Transfer. If an "Event of Default" (as defined below) occurs while the Premises or any part of the Premises is subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Tenant's rent obligations. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of written notice from Landlord to do so.

                        Landlord's Option to Terminate
                        ------------------------------

     Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to a Transfer, terminate the Lease as of the date the proposed Transfer was to be effective. If Landlord exercises this option to terminate, Tenant may, within ten days of receipt of Landlord's election to terminate, rescind its request for Landlord's consent to a Transfer, in which event the Lease shall be reinstated. If the Lease is terminated, Landlord may thereafter lease the Premises to the prospective transferee (or to any other person or entity) without liability to Tenant.

                                 Excess Rental
                                 -------------

     Tenant hereby assigns, transfers, and conveys all consideration received by Tenant under any Transfer, which is in excess of the rents payable by Tenant under the Lease, and Tenant shall hold such amounts in trust for Landlord and pay them to Landlord within ten days after receipt by Tenant. The determination of such excess rental shall exclude all direct, reasonable, and documented buildout costs, legal fees, and brokerage expenses incurred by Tenant in connection with the Transfer, said costs to be amortized on a straight line basis over the entire term of the Transfer. Any "free rent" to the transferee shall expressly not, however, be excluded in the determination of excess rental.


                              XVI.  CONDEMNATION

     If more than 50 percent of the Premises is taken for any public or quasi-public use by right of eminent domain or private purchase in lieu of eminent domain (a "Taking"), and the Taking prevents or materially interferes with the use of the remainder of the Premises for the purpose for which it was leased to Tenant, either party may terminate the Lease by delivering to the other written notice of such termination within 30 days after the Taking, in which case rent shall be abated during the unexpired portion of the Term, effective on the date of such Taking. If (a) less than 50 percent of the Premises is subject to a Taking, or (b) more than 50 percent of the Premises is subject to a Taking, but the Taking does not prevent or materially interfere with the use of the remainder of the Premises for the purpose for which it was leased to Tenant, then neither party may terminate the Lease, but the rent payable during the unexpired portion of the Term shall be reduced to such extent as may be fair and reasonable under the circumstances. All compensation awarded for any Taking shall be the property of Landlord, and Tenant assigns any interest it may have in any such award to Landlord; provided, however, that Landlord shall have no interest in any award made to Tenant for loss of business, goodwill, or for the taking of Tenant's trade fixtures, if a separate award for such items is made to Tenant. Landlord shall have complete procedural control over eminent domain proceedings affecting the Premises, and shall have complete control over decisions regarding the acceptance or rejection of any offer made in eminent domain, other than a separate award made to Tenant. The terms of this paragraph shall also be applicable in the event Landlord conveys in lieu of condemnation.


                            XVII.  QUIET ENJOYMENT

     Provided Tenant pays all Base Rent, Operating Expenses, and Additional Rent, and no "Event of Default" (as defined below) exists, Tenant may peaceably and quietly enjoy the Premises during the Term, without disturbance or hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms of the Lease and any deed of trust, mortgage, ground lease, ordinance, lease, utility easement, and/or other agreements to which the Lease is subordinate.

                           XVIII.  EVENTS OF DEFAULT

     Tenant shall be in default under the Lease upon the occurrence of any of the following events (an "Event of Default"):
     (a) Tenant fails to pay any portion of any Base Rent, Operating Expenses, Additional Rent, or any other payment or reimbursement required under the Lease, when due, and said failure continues for a period of five days from the date such payment was due; or
     (b) Tenant fails to perform or comply with or violates any term, provision, or covenant of the Lease, and such failure of performance, noncompliance, or violation continues for ten days after notice of same by Landlord to Tenant; or
     (c) Tenant makes a transfer of the bulk of its assets or a transfer in fraud of creditors, or makes an assignment for the benefit of creditors; or
     (d) Tenant files or consents or acquiesces to the filing of a petition in bankruptcy, or a petition seeking postponement or relief of indebtedness under the federal bankruptcy laws, or under the laws of the United States or of any state; or
     (e) Tenant files or consents or acquiesces to the filing of a request for the appointment of a trustee or receiver for all or any portion of Tenant's property; or
     (f) a petition or request for relief is filed against Tenant in any court of the United States or in any state seeking relief in any bankruptcy, reorganization, composition, extension, arrangement, or insolvency proceeding, or under any plan for the cancellation, postponement, or adjustment of indebtedness, which petition or request for relief was not consented or acquiesced to by Tenant, as the case may be, and subsequently said petition or request is approved or granted or Tenant shall be adjudicated bankrupt or such proceedings are not dismissed or vacated within 30 days after filing; or
     (g) Tenant (i) fails to take possession of the Premises within 30 days after the Commencement Date, unless such failure is not caused by Tenant, or
(ii) abandons or vacates
all or a substantial portion of the Premises, or (iii) fails to continuously operate its business at the Premises for the permitted use as set forth above; or
     (h) Tenant makes a Transfer of the Premises without the consent of Landlord; or
     (i) Tenant or its agents or employees are convicted of a criminal violation of law for conduct allegedly occurring on or related to the Premises; or
     (j) Tenant fails to discharge any lien placed upon the Premises within 20 days after any such lien or encumbrance is filed against the Premises.


                                XIX.  REMEDIES

                        Termination of Lease/Possession
                        -------------------------------

     Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord under the Lease or by law, take any of the following actions:
     (1) terminate the Lease by giving Tenant written notice of said termination, in which event Tenant shall pay to Landlord the sum of all rent accrued under the Lease through the date of termination, plus all "Default Costs" (as defined below), plus an amount equal to (a) the total rent that Tenant would have been required to pay for the remainder of the Term, discounted to present value at a per annum rate equal to the "prime rate" as published on the date the Lease is terminated by the Wall Street Journal, Southwest Edition, in its listing of "money rates," minus (b) the then-present fair rental value of the Premises for such period, similarly discounted; or
     (2) terminate Tenant's right to possess the Premises without terminating the Lease by giving Tenant written notice of said termination, in which event Tenant shall pay to Landlord all rent and other amounts accrued under the Lease to the date of termination of possession, plus all "Default Costs" (as defined below) due from time to time, plus all rent and other sums required under the Lease to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall utilize commercially reasonable efforts to mitigate damages when Tenant has breached the Lease and abandoned the Premises. Without limiting the generality of the preceding sentence, the parties expressly agree that Landlord (i) may lease other comparable available premises in the Project without being first obligated to re-let the Premises, (ii) will not be required to incur out-of-pocket expenses to clean and/or refurbish the Premises, other than customary commissions and legal fees, (iii) will not be obligated to re-let the Premises at rental rates below then-prevailing market rental rates, (iv) may elect to assign or sublet the Premises to an existing tenant of the Building prior to reletting the Premises to a third party, (v) may decline to re-let the Premises to a prospective tenant not consistent with the existing tenant mix of the Building, and (vi) may require any prospective tenant to demonstrate financial capacity commensurate with other tenants of the Building. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the rent due under the Lease. Reentry by Landlord in the Premises shall not affect Tenant's obligations under the Lease for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate the Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this paragraph. If Landlord elects to proceed under this paragraph, it may, at any time thereafter, elect to terminate the Lease under the preceding paragraph.
      Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access to the Premises.

                                 Default Costs
                                 -------------

     Tenant shall pay to Landlord all costs ("Default Costs") incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in
1) obtaining possession of the Premises, 2) removing and storing Tenant's or any other occupant's property, 3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, 4) if Tenant is dispossessed of the Premises and the Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), 5) performing Tenant's obligations which Tenant failed to perform, and 6) enforcing, or in advising Landlord of, its rights, remedies, and recourses due to Tenant's default.

                          Tenant's Personal Property
                          --------------------------

     If Landlord repossesses the Premises pursuant to the authority granted by the Lease, then Landlord shall have the right to 1) keep in place and use, or 2) remove and store, at Tenant's reasonable expense, all of the furniture, fixtures, equipment, and other property in the Premises, including that which is owned by or leased to Tenant. Landlord may relinquish possession of all or any portion of such furniture, fixtures, equipment, and other property to any person (a "Claimant") who presents to Landlord a photocopy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right, under various circumstances, to take possession of such furniture, fixtures, equipment, or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of the instrument. Landlord may, at its option and without prejudice to or waiver of any rights it may have, 1) escort Tenant to the Premises to retrieve any personal belongings of Tenant and/or its employees not covered by Landlord's statutory lien or the security interest described below, or 2) obtain a list from Tenant of the personal property of Tenant and/or its employees that is not covered by Landlord's statutory lien or the security interest described below, and make such property available to Tenant and/or Tenant's employees; however, Tenant first shall pay in cash all costs and estimated expenses to be incurred by Landlord in connection with the removal of such property.

                            Non-Waiver by Landlord
                            ----------------------

     Landlord's acceptance of rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. Landlord's receipt of rent with knowledge of any Event of Default by Tenant under the Lease shall not be a waiver of such Event of Default, and no waiver by Landlord of any provision of the Lease shall be deemed to have been made unless set forth in writing and signed by Landlord. The failure of Landlord to insist at any time upon strict performance of any of the terms of the Lease, or to exercise any option, right, power, or remedy contained in the Lease is not a waiver of said right or remedy in the future.

                               Rights Cumulative
                               -----------------

     The rights of Landlord stated above are in addition to any and all other rights that Landlord has or may have either at law or in equity, and Tenant agrees that the rights granted by the Lease to Landlord are commercially reasonable.


                 XX.  LANDLORD DEFAULT/LIMITATION OF LIABILITY

     As used in the Lease, the term "Landlord" shall mean only the current owner or owners of the fee title to the Premises, or the leasehold estate under a ground lease to the Premises, at the applicable time. Each Landlord shall be obligated to perform the obligations of Landlord under the Lease only during the time that the particular Landlord holds or owns such interest or title. Any Landlord who transfers his, her, or its title or interest shall be relieved of all liability with respect to the obligations of Landlord under the Lease performable on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant, if the funds have not yet otherwise been applied or earned under the terms of the Lease.
     Tenant shall give written notice to Landlord of any failure by Landlord to perform any of its obligations under the Lease, and to any ground lessor, mortgagee, or beneficiary under any deed of trust encumbering the Premises whose name and address shall have been previously furnished by Landlord to Tenant in writing. Landlord shall not be considered in default under the terms of the Lease unless Landlord fails to cure within 30 days after receipt of Tenant's notice. However, if the failure requires more than 30 days to cure, Landlord shall not be in default if such cure is commenced within the 30-day period, and if Landlord further diligently pursues said cure to completion.
     Neither Landlord nor Tenant shall not be required to perform any obligation under the terms of the Lease or be liable or responsible for any loss or damage resulting from its failure to perform so long as performance is delayed or prevented by force majeure, acts of God, strikes, lockouts, material or labor shortages, embargo, civil riot, war, revolution, rebellion, civil war, insurrection, flood, natural disaster, and any other cause not reasonably within the control of the respective party.
     Notwithstanding anything to the contrary set forth in the Lease, it is specifically understood and agreed by Tenant that there shall be absolutely no personal liability on the part of Landlord with respect to any of the terms, covenants, or conditions of the Lease, and Tenant shall look solely to the equity, if any, of Landlord in the Premises for the satisfaction of each and every remedy of Tenant, in the event of any breach by Landlord of any of the terms, covenants, or conditions of the Lease to be performed by Landlord; such exculpation of personal liability to be absolute and without any exception whatsoever, and no other property or assets of Landlord shall be subject to levy, execution, or other enforceable procedure for the satisfaction of Tenant's remedies. Notwithstanding anything to the contrary as set forth in the Lease, it is specifically understood and agreed that any liability which may arise as a consequence of the execution of the Lease by or on behalf of the Trustees under the Will and of the Estate of James Campbell, Deceased, shall be a liability of the Estate of James Campbell and not the personal liability of any trustee, corporate officer of a trustee, employee, or beneficiary of the Estate of James Campbell.

                                XXI.  MORTGAGES

     The Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (a "Mortgage"), and any ground lease, master lease, or primary lease (a "Primary

 Lease") that now or hereafter covers any portion of the Premises and Project (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to as "Landlord's Mortgagee"), and to increases, renewals, modifications, consolidations, replacements, and extensions of same. However, any Landlord's Mortgagee may elect to subordinate its Mortgage or Primary Lease (as the case may be) to the Lease by delivering written notice of such subordination to Tenant. The provisions of this paragraph shall be self-operative, and no further instrument shall be required to effect such subordination; however, Tenant shall, from time to time, within ten days after written request to do so by Landlord, execute any instruments that may be required by any Landlord's Mortgagee to evidence the subordination of the Lease to any such Mortgage or Primary Lease. If Tenant fails to execute the same within such ten-day period, Landlord may execute the same as attorney-in-fact for Tenant.
     Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, provided that the successor agrees to assume the obligations and liabilities of Landlord, and upon such party's request, Tenant shall execute such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any Landlord's Mortgagee whose address has been previously given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations under the Lease.
     Notwithstanding any such attornment or subordination of a Mortgage or Primary Lease to the Lease, Landlord's Mortgagee shall not be liable for any acts of any previous landlord, shall not be obligated to install any Tenant improvements, and shall not be bound by any amendment to which it did not consent in writing, nor to any payment of rent made more than one month in advance.

                          XXII.  TENANT ENCUMBRANCES

     Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, Landlord's property, the interest of Landlord or Tenant in the Premises, or the rent due under this Lease in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid all sums due for any labor performed or materials furnished in connection with any work performed on the Premises by or at the request of Tenant. Tenant shall give Landlord immediate written notice upon Tenant learning of the placement of any lien or encumbrance against the Premises.

                           XXIII.  LANDLORD'S LIEN

     In addition to the statutory landlord's lien, Tenant grants to Landlord, to secure performance of Tenant's obligations under the Lease, a security interest in all goods, inventory, equipment, fixtures, furniture, improvements, chattel paper, accounts, general intangibles, and other personal property of Tenant now or hereafter situated on or relating to Tenant's use of the Premises, and all proceeds of same (the "Collateral"), and the Collateral shall not be removed from the Premises without the consent of Landlord until all obligations of Tenant under the Lease have been fully performed. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies provided by law or under the Lease, without notice or demand except as provided below, exercise the rights afforded a secured party under the Uniform Commercial Code as adopted by the State of Texas. In connection with any public or private sale, Landlord shall give Tenant ten days' prior written notice of the time and place of any public sale of the Collateral, or of the time after which any private sale or other intended disposition of the Collateral is to be made, which is agreed by Tenant to be a reasonable notice of such sale or other disposition. Landlord may also file a photocopy of the Lease or this provision as a financing statement to perfect its security interest in the Collateral. Landlord agrees to subordinate its landlord's lien to that of a bona-fide third party commercial lender.


                                 XXIV.  NOTICES

      Each provision of the Lease or of any applicable laws and other requirements with reference to the sending, mailing, or delivering of notice or the making of any payment under the Lease shall be deemed to be complied with when and if the following steps are taken:
      (a) all Base Rent, Operating Expenses, and Additional Rent shall be payable to Landlord at Landlord's Address for Notice, or at such other address as Landlord may specify from time to time by written notice delivered in accordance with this article. Tenant's obligation to pay rent shall not be deemed satisfied until such rent has been actually received by Landlord;
      (b) all payments required to be made by Landlord to Tenant under the Lease shall be payable to Tenant at Tenant's Address for Notice, or at such other address as Tenant may specify from time to time by written notice delivered in accordance with this article; and

     (c) any written notice or document required or permitted to be delivered shall be deemed to be delivered upon the earlier to occur of 1) tender of delivery (in the case of a hand-delivered notice), 2) deposit in the United States mail, postage prepaid, certified mail, return receipt requested, or 3) receipt by facsimile transmission with a confirmation notice by United States first-class mail, in each case addressed to the parties at the respective Address for Notice, or at such other address as they have previously specified by written notice delivered in accordance with this article. If Landlord has attempted to deliver notice to Tenant at Tenant's Address for Notice, or at such other address as Tenant may have previously specified by written notice delivered in accordance with this article, but such notice was returned or acceptance of same was refused, then Landlord may post such notice in or on the Premises, which notice shall be deemed delivered to Tenant upon the posting of said notice.

                           XXV.  HAZARDOUS MATERIALS

     The term "Hazardous Substances," as used in the Lease, shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited, or penalized by any "Environmental Law," which term shall mean any law relating to health, pollution, or protection of the environment. Tenant hereby agrees that 1) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Conditions"), provided such Permitted Conditions are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; 2) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Substances"), provided such Permitted Substances are properly stored in a manner and location satisfying all Environmental Laws and approved in advance in writing by Landlord; 3) no portion of the Premises will be used as a landfill or a dump; 4) Tenant will not install any underground tanks of any type; 5) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; and 6) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Substances. If at any time during or after the Term, the Premises is found to be contaminated with Hazardous Substances, Tenant shall defend, indemnify, and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, and obligations of any nature arising from or as a result of the use of the Premises by Tenant. Unless expressly identified on an addendum to this Lease, as of the date of the Lease there are no Permitted Conditions or Permitted Substances for purposes of the foregoing provision, and none shall exist unless and until approved in advance and in writing by Landlord. Landlord may enter the Premises and conduct environmental inspections and tests as it may require from time to time, provided that Landlord shall use reasonable efforts to notify Tenant 24 hours in advance and minimize any interference with Tenant's business. Such inspections and tests shall be conducted at Landlord's expense, unless they reveal the presence of Hazardous Substances (other than any Permitted Substances), or that Tenant has not complied with the requirements set forth in this article, in which case Tenant shall reimburse Landlord for the cost of such inspections and tests within ten days after Landlord's request for payment of same.

     See, Exhibit "E" for additional terms and conditions of the Lease relating to environmental matters.

                            XXVI.  EMERGENCY POWER

     Auxiliary HVAC/Diesel Generator/Fuel Storage Tank Outside of Premises
     ---------------------------------------------------------------------

     Tenant shall have the right, subject to 1) all regulations of applicable jurisdictional authorities, 2) the terms of exhibit "E" of the Lease, and 3) Landlord's prior written approval as to location, size, and capacity to install
a) auxiliary HVAC to the Premises, b) one diesel generator, and c) a maximum 500 gallon fuel storage tank for emergency back-up power. To the extent that the placement of the auxiliary HVAC, diesel generator, or fuel storage tank may displace parking spaces, such displaced parking spaces shall be subtracted from Tenant's allotment of parking spaces described above. Tenant shall have the right to test the generator one time per week at a time mutually-agreed upon in writing between Landlord and Tenant.

                             Revocation of Approval
                             ----------------------

     The parties expressly agree that any right granted by the preceding paragraph to utilize auxiliary HVAC, a diesel generator, or a fuel storage tank outside of the Premises may be unilaterally and immediately rescinded by Landlord 1) in the event of written notification from any governmental authority that such usage of auxiliary HVAC or the diesel generator, or use of the fuel storage tank outside of the Premises is unlawful or constitutes a public or private nuisance, if said condition is not corrected within ten days after said notice, or 2) in the event of the issuance of any criminal or civil citation by any governmental authority with regard to

Tenant's usage of the auxiliary HVAC, diesel generator, or the fuel storage tank outside of the Premises. In any of the above events, Landlord may, without further notice to Tenant, rescind any prior authorization for auxiliary HVAC, a diesel generator, or a fuel storage tank outside of the Premises, and, upon said rescission, Tenant shall immediately cease usage of and remove the auxiliary HVAC, or the diesel generator, or the fuel storage tank from the outside of the Premises.


                              XXVII.  COLLOCATION

                                  Collocation
                                  -----------

     Tenant shall have the right to collocate certain customer equipment in the Premises, for the purpose of connecting such customer equipment to Tenant's facilities related to the provision of Tenant's telecommunications services to Tenant's customers. Tenant shall defend, indemnify, and hold Landlord harmless from and against, any and all claims of and from such customers relating to such collocation. So long as such collocation does not over-burden the Premises or the building of which the Premises is a part, Tenant shall not be required to pay to, or share with Landlord, any profits, collocation fees, or charges received by Tenant from the customers whose equipment is collocated. No tenancy or subtenancy shall be created by collocation of equipment allowed pursuant to this paragraph.

                         Right to Serve Other Tenants
                         ----------------------------

     Tenant shall have the right to provide telecommunications services to other tenants of the Project. Tenant shall be permitted reasonable access to the Project for the purposes of installing, operating, repairing, and maintaining the fiber optic cable, facilities, and equipment (collectively, the "System") connecting Tenant's network to interested tenants of the Project. Tenant may offer its services through its fiber optic network to other tenants in the Project in the same manner as any third-party vendor. Prior to any installation of the System, Tenant shall consult with Landlord to determine an appropriate entrance plan, and Tenant shall not proceed with installation of the System until Landlord's written approval has been obtained. Tenant will perform any installation in such a manner so as not to interrupt operations at the Project. Tenant will restore the Project to its original condition and bear all costs for rearrangement or restoration, as necessary.


                            XXVIII.  MISCELLANEOUS

                               Context/Captions
                               ----------------

     Words of any gender used in the Lease shall include any other gender, and words in the singular shall include the plural, unless the context otherwise requires. The captions inserted in the Lease are for convenience only and in no way affect the interpretation of the Lease.

                            Transfer/Authorization
                            ----------------------

     Landlord may transfer and assign, in whole or in part, its rights and obligations in the Premises, the Project, and the real property that are the subject to the Lease, in which case Landlord shall have no further liability under the Lease, other than obligations accruing prior to such transfer. Each party shall furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into the Lease.

                              Time of the Essence
                              -------------------

     Time is of the essence in the performance of all of Landlord's and Tenant's duties and obligations pursuant to the Lease.

                              Tenant Documentation
                              --------------------

     Tenant shall, from time to time, within ten days after written request by Landlord, deliver to Landlord, or Landlord's designee, 1) a certificate of occupancy for the Premises, 2) audited financial statements for Tenant and any guarantor of Tenant's obligations under the Lease, 3) evidence reasonably satisfactory to Landlord that Tenant has performed its obligations under the Lease (including evidence of payment of the Security Deposit), and 4) an estoppel certificate stating that the Lease is in full effect, the date to which rent has been paid, the unexpired Term, the status of any alleged Landlord defaults, and such other factual matters pertaining to the Lease as may be requested by Landlord. Tenant's obligation to furnish the above-described items in a timely fashion is a material inducement for Landlord's execution of the Lease, and Tenant's failure to timely deliver any such items within ten days after written notice shall constitute an Event of Default under the Lease. If Tenant fails to execute any such estoppel certificate within such ten-day period, Landlord may do so as attorney-in-fact for Tenant.

                               Entire Agreement
                               ----------------

     The Lease constitutes the entire agreement between Landlord and Tenant with respect to the subject matter of the Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect to the Lease. Landlord and Tenant each acknowledge that no representations, inducements, promises, or agreements, whether oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained within the Lease, and any prior agreements, promises, negotiations, or representations not expressly set forth in the Lease are of no effect. The Lease may not be altered, changed, or amended except by an instrument in writing signed by both parties.

                     Survival of Obligations upon Vacating
                     -------------------------------------

     All obligations of Tenant not fully performed by the end of the Term shall survive, including, without limitation, all payment obligations concerning the condition and repair of the Premises. Upon the expiration of the Term, and within ten days after Tenant vacates the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation for Operating Expenses for the year in which the Term ends, less any credits due Tenant. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs for such items upon demand by Landlord, with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any Security Deposit held by Landlord may be credited against the amount due by Tenant under this paragraph.

                                  No Surrender
                                  ------------

     No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord.

                    Illegality/Invalidity/Unenforceability
                    --------------------------------------

     If any provision of the Lease is illegal, invalid, or unenforceable, then the remainder of the Lease shall not be affected, and in lieu of each such provision, there shall be added, as a part of the Lease, a provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                             Broker Indemnification
                             ----------------------

     Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the Lease, except as identified in the Basic Lease Information. Tenant and Landlord shall each indemnify the other against all costs, attorneys' fees, and other liabilities for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

                                Confidentiality
                                ---------------

     The terms and conditions of the Lease are confidential, and neither Landlord nor Tenant shall disclose the terms of the Lease to any third party except as may be 1) required by law or regulatory agency, 2) mutually agreed to, or 3) required to enforce the parties' rights under the Lease.

                       Governing Law/Place of Performance
                       ----------------------------------

     The Lease shall be governed by and construed in accordance with the laws of the State of Texas, and all obligations of the parties under the Lease are performable in Harris County, Texas.

                          Representation of Authority
                          ---------------------------

     If Tenant is a corporation, each individual executing the Lease on behalf of Tenant represents and warrants to Landlord that he or she is duly authorized to execute and deliver the Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation, and that the Lease is binding upon said corporation.

                                   Exhibits
                                   --------

     The exhibits specified in the Basic Lease Information are attached to the Lease and are hereby incorporated into the Lease for all intents and purposes as if fully set forth at length verbatim.

                   Facsimile Execution/Counterpart Execution
                   -----------------------------------------

     The parties agree that execution of the Lease by either party may be done by facsimile execution, which shall be binding for all intents and purposes. Further, the Lease may be executed in one or more signature page counterparts, each of which when combined with the remainder of the Lease shall constitute one and the same document.

                              No Security Services
                              --------------------

     Tenant acknowledges and represents to Landlord that Tenant recognizes that Landlord is not obligated to and will not provide any security services for the Premises or the Project.


     TENANT ACKNOWLEDGES THAT 1) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN "AS IS, WHERE IS" CONDITION, 2) THE PROJECT AND IMPROVEMENTS COMPRISING THE SAME ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES IS LEASED, AND FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND LANDLORD HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES, 3) THE PREMISES IS IN GOOD AND SATISFACTORY CONDITION, 4) NO REPRESENTATIONS AS TO REPAIR OF THE PREMISES, NOR PROMISES TO ALTER, REMODEL, OR IMPROVE THE PREMISES HAVE BEEN MADE BY LANDLORD (UNLESS AND EXCEPT AS MAY BE SET FORTH IN EXHIBIT "C" ATTACHED TO THE LEASE, IF ONE SHALL BE ATTACHED, OR AS MAY BE OTHERWISE EXPRESSLY SET FORTH IN THE LEASE), AND 5) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED, OR STATUTORY, THAT EXTEND BEYOND THE DESCRIPTION OF THE PREMISES.


     Executed by Tenant on this 21/st/ day of December, 1999.

TENANT:
------
EBASEONE CORPORATION


                                             APPROVED AS TO FORM:
                                             -------------------
by: /s/ Scott Feuless
    --------------------------------

name: Scott Feuless
      ------------------------------
                                             /s/ Margaret C. Fitzgerald
                                             --------------------------
title: Chief Technology Officer              counsel for Tenant
       -----------------------------

     Executed by Landlord on this 22/st/ day of December, 1999.

LANDLORD:
--------

THE TRUSTEES UNDER THE WILL
AND OF THE ESTATE OF JAMES
CAMPBELL, DECEASED, ACTING IN
THEIR FIDUCIARY AND NOT IN
THEIR INDIVIDUAL CAPACITIES
                                             APPROVED AS TO FORM:
                                             -------------------


by: /s/ Dorine Holsey Streeter
    --------------------------------
                                             [ILLEBIBLE]
                                             --------------------------
its:  Director Mainland Properties           JONES & CANNON,
     -------------------------------
                                             a professional corporation
by: /s/ Sydni L. Roberson, CPM, CCIM         440 North Center
    --------------------------------         Arlington, Texas 76011

its: Senior Asset Manager
     -------------------------------

                                  EXHIBIT "A"

Exhibit "A" is a graphic depiction of the floor plan of the building in which the premises leased by the company are shaded. The depiction shows the area around the leased facility and the buildings surrounding the leased facility. The bottom of the depiction states "BELTWAY 8 FEEDER ROAD." The right side of the depiction states "I-45 FEEDER ROAD." The bottom left of the depiction shows the adjacent buildings to the leased facility. The buildings identified in the depiction beginning from the bottom left of the depiction and moving in a clockwise manner are: LEVEL 3 COMMUNICATIONS, LLC, VACANT, CAPROCK, OFFICE DEPOT, CONVERGYS, VACANT, PAGE NET, VACANT, VACANT, ITC, (shaded area showing our leased facility, MARCO'S, PANDEM STAFFING, VACANT, VACANT, VACANT, VACANT, VACANT, VACANT, VACANT, TSC DENTAL, SPLIT ROCK. The upper right of the depiction is a legend for the map, stating "Greenspoint Technology Center, SITE PLAN."

                                  EXHIBIT "B"


                                   EXHIBIT A
                                   ---------

                                   THE LAND
                                   --------

     That certain parcel or parcels of land consisting of approximately twenty-one and four hundred ninety-eight thousandths (21.498) acres, located in the County of Harris, State of Texas, legally described as follows:

     All of that certain 21.498 acres of land comprised of 21.454 acres being all of the Restricted Reserve "A", Commons at Greenspoint, according to the plat thereof filed at Volume 342, Page 126 Harris County Map Records and 1,921 square feet being out of the Pierce Sullivan Survey, A-749, Harris County, Texas and being a portion of that certain 2,014 square foot tract as described in a deed dated May 12, 1989 from AT&T Communications of the Southwest, Inc. to The Commons at Greenspoint Joint Venture filed in the Official Public Records of Real Property of Harris County, Texas at Clerk File No. M-173117, Film Code No.
###-##-####.

                                  EXHIBIT "C"

                      INITIAL IMPROVEMENTS OF THE PREMISES
                        (TENANT IMPROVEMENTS BY TENANT)
                        -------------------------------

     Improvements at Tenant's Expense
     --------------------------------

     (a)  Alterations at Tenant's Expense

     Tenant accepts the Premises in its present condition, "AS IS", without calling upon Landlord to make any expenditures or to perform any work whatsoever for the preparation of the Premises for Tenant's use. Tenant shall, at its sole expense, make the necessary improvements, alterations, and installations (the "Tenant Improvements") in the Premises required for its business, using a contractor or contractors who have been approved in writing by Landlord, such approval not to be unreasonably withheld. Tenant shall comply at its sole expense with all present and future governmental requirements arising out of, in connection with, or necessitated by such Tenant Improvements.

     (b)  Approval of Plans

     All Tenant Improvements shall be completed pursuant to working plans and specifications prepared by a duly registered architect employed by Tenant, at Tenant's sole expense. Any deficiency in design or construction shall be Tenant's sole responsibility, regardless of whether such plans and specifications were previously approved by Landlord. Approval by Landlord of any of Tenant's drawings, plans, and specifications prepared in connection with any Tenant Improvements within the Premises shall not constitute a representation or warranty by Landlord as to the adequacy or sufficiency of such drawings, plans, and specifications, or the improvements to which they relate, for any use, purpose, or condition. Any such approval by Landlord shall merely be the consent of Landlord as required pursuant to this subparagraph. Landlord has made no representations as to the condition of the Premises, or the Building, or the need for Tenant to remodel, repair, or decorate.

     Prior to commencing the Tenant Improvements, Tenant shall submit plans and specifications for such Tenant Improvements to Landlord or its agent, for Landlord's written approval, which approval shall not unreasonably be withheld, and for which Landlord shall approve or disapprove within ten days of submission of said documents by Tenant to Landlord. Landlord's approval of said plans and specifications may be contingent upon the removal of any or all of the Tenant Improvements from the Premises, and restoration of the Premises to the condition existing prior to completion of the Tenant Improvements upon the expiration or earlier termination of the Lease. All Tenant Improvements to be performed and completed by Tenant shall be performed in strict accordance with the approved plans and specifications. Without Landlord's prior written consent, no Tenant Improvements shall be constructed, nor shall there be any deviation from the approved plans and specifications, for such Tenant Improvements.

     Unless designated to be removed as discussed in the Lease, and excluding Tenant's trade fixtures, all Tenant Improvements (whether temporary or permanent in character, and including, but not limited to, all HVAC equipment and all other equipment that is in any manner connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall become Landlord's property at the end of the Lease, and shall remain on the Premises, without compensation to Tenant.

     (c)  Permits

     Tenant, at its sole cost and expense, shall file all drawings, plans, and specifications, pay all fees, and obtain all permits and applications from the local building department, the department of labor, and other competent governmental authorities, and shall also obtain a certificate of occupancy (or equivalent) and such other approvals as may be required to enable Tenant to lawfully operate within the Premises. Tenant shall promptly furnish to Landlord true and correct photocopies of all certificates and approvals required by the applicable governmental authorities. Landlord shall sign all applications requiring the owner's signature. No work shall be started, or equipment installed, until all such necessary consents, authorizations, and licenses shall have first been duly obtained by the Tenant, its contractor, or other persons performing Tenant Improvements or installing equipment in the Premises on Tenant's behalf.

     (d)  Performance of Work

     On or before the Commencement Date, Tenant shall, at its sole cost and expense, substantially complete all work required of it pursuant to the Landlord-approved plans and specifications. Tenant will be permitted to enter thePremises for the purpose of performing its obligations to build the Tenant Improvements, and for the purpose of installing its fixtures and other equipment, provided (a) Tenant shall have obtained Landlord's written approval of the plans and specifications for said Tenant Improvements, and (b) Tenant shall have deposited with Landlord the policies or certificates of insurance required below. Tenant's activities shall be conducted so as not to unreasonably interfere with Landlord's activities. Tenant shall, at its sole expense, promptly remove from the Premises and from the Building all trash which may accumulate during Tenant's construction of the Tenant Improvements. During such construction, Tenant shall perform all duties and obligations imposed by this Lease, including, but not limited to, those provisions relating to insurance and indemnification, saving and excepting only the obligation to pay rent, which obligation shall commence on the Commencement Date. All work described in this paragraph shall be performed only by contractors and subcontractors approved in writing by Landlord. All such work shall be performed in accordance with all legal requirements, and in a good and workmanlike manner, so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility. All such work which may affect the HVAC, electrical system, or plumbing must be performed by workers duly licensed and skilled in their profession and trades. All materials shall be new, and both workmanship and materials shall be of first-class quality.

     (e)  Mechanics' Liens

     Tenant shall not permit any mechanics' or materialmen's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, Tenant shall, within ten days after Tenant has knowledge of such filing, or within ten days after Landlord has delivered notice of the filing to Tenant, whichever comes first, either pay the amount of the claim or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim without inquiry as to the validity of said claim, and any amount so paid, including expenses and interest, shall be paid to Landlord within ten days after Landlord has delivered to Tenant an invoice for such amount.

     (f)  Insurance

     Tenant shall require any contractor and subcontractor who is to perform Tenant Improvements on the Premises to procure and keep in force at said contractor's expense during such time as work is being performed on the
Premises: comprehensive general liability insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement, and contractor's protective liability coverage to afford protection to the limit, per occurrence, of not less than the combined single limit of $2,000,000.00 with respect to death, personal injury, and property damage. All insurance required by the terms of this Lease shall be maintained with an insurance company authorized to do business in Texas, and which is reasonably satisfactory to Landlord. Tenant will cause Tenant's contractors to deposit the policy or policies of such insurance or certificates of insurance with Landlord prior to commencing any such work, which policies shall name Landlord or its designee as an additional named insured, and shall also contain a provision stating that such policy or policies shall not be cancelled except after 30 days' written notice to Landlord. Such policy or policies shall include a waiver of subrogation in favor of Landlord.

     (g)  Indemnification

     All work with regard to the Tenant Improvements, including work done at the Premises or at the Building, shall be at the sole risk of Tenant, and Tenant shall indemnify and hold Landlord, its trustees, agents, beneficiaries, and employees, harmless from and against all liability, claims, judgments, or demands, including attorneys' fees (collectively, the "Liability") arising directly or indirectly from the obligations undertaken by Tenant with regard to the Tenant Improvements, excepting only as may be caused by Landlord's gross negligence or willful misconduct. This indemnity shall include, but not be limited to, any and all Liability attributable to any bodily injury, sickness, disease, or death of any person, including Tenant or any contractors, employees, agents, subcontractors, or independent contractors, or to any injury, damage, or destruction of or to any tangible property, including the loss of use resulting from such injury, damage, or destruction; excepting, however, any Liability to any person or property occasioned or resulting solely from the willful injury of such person or property by Landlord. The parties hereby expressly agree to this allocation of risk, and represent that this allocation of risk is a material inducement for Landlord to enter this Lease. Tenant shall, upon demand by Landlord, defend any actions or proceedings brought against Landlord with respect to the matters and items indemnified against in this paragraph, through counsel fully satisfactory to Landlord provided, however, that Landlord shall have the right to conduct any such defenses at Tenant's sole cost and expense, if Landlord chooses to so do.

     (h)  Records

     Tenant shall keep, maintain, and operate full, true, and accurate books of account and full, true, and complete records with respect to the Tenant Improvements. Landlord and its representatives shall have full access to such books and records at all times during regular business hours, and may examine and audit them. Tenant shall furnish Landlord all statements, information, vouchers, invoices, and supporting data it reasonably requires with respect to the Tenant Improvements.

     (i)  Inspections

     Landlord may place its supervisory personnel and representatives on the job during the course of construction, at Landlord's expense, for the purpose of making inspections and ensuring that Tenant and Tenant's contractors, suppliers, and materialmen comply with these requirements. Notwithstanding the foregoing enumeration of restrictions and conditions, Landlord may at any time during the course of the work on the Tenant Improvements impose such other restrictions, rules, and conditions as may be reasonably necessary to ensure the proper completion of the work.

     (j)  Consent

     Nothing contained within this paragraph shall imply any consent or agreement by the Landlord to subject Landlord's ownership estate to liability under any mechanics', materialmen's, or other lien law.

     (k)  Americans with Disabilities Act

     Tenant shall be responsible for all costs and expense necessary to ensure compliance with the Americans with Disabilities Act of 1990.



APPROVED AS TO FORM:                INITIALED:
-------------------                 ---------

/s/ [ILLEGIBLE]                     /s/ [ILLEGIBLE]
---------------------------         ----------------------
JONES & CANNON,                     LANDLORD
 a professional corporation         /s/ [ILLEGIBLE]
440 North Center                    ----------------------
Arlington, Texas 76011              TENANT

                                  EXHIBIT "D"

                             RULES AND REGULATIONS
                             ---------------------

1. All deliveries shall be made to designated service or receiving areas and Tenant shall request delivery trucks to approach their service or receiving areas by designated service routes and drives. All delivered goods shall be moved into Tenant's Premises within a reasonable period of time, and shall not be left in parking or receiving areas beyond a reasonable period of time. Tenant shall not store equipment or pallets outside the Premises.

2. Tractor trailers which are unhooked or parked such that the dolly wheels are beyond the concrete loading apron shall use steel plates under dolly wheels to prevent damage to the asphalt paving surface. In addition, wheel blocking shall be available for use. Tractor trailers are to be parked only at loading docks during loading or unloading. No parking or storing of such trailers shall be permitted on streets adjacent to the Premises.

3. Forklifts which operate on asphalt paving areas shall not have solid rubber tires, but rather shall have tires which will not damage the asphalt.

4. Tenant is responsible for storage and removal of all Tenant's trash, refuse, and garbage. All trash shall be contained in suitable receptacles stored behind a screened enclosure at locations approved by Landlord.

5. Tenant shall not dispose of the following items in sinks or commodes: plastic products (plastic bags, straws, boxes); sanitary napkins, tea bags; cooking fats, cooking oils; any meat scraps or cutting residue; petroleum products (gasoline, naptha, kerosene, lubricating oils); paint products (thinner, brushes); or any other items which the same are not designed to receive. All areas of the Premises, including vestibules, entrances, doors, fixtures, windows and plate glass shall be maintained in a safe, neat, and clean condition.

6. Walls, floors, and ceilings shall not be defaced in any way and no one shall be permitted to mark, nail, screw, or drill into, paint or in any way mar any Building surface, except that pictures, certificates, licenses, and similar items normally used in Tenant's business may be carefully attached to the walls by Tenant in a manner to be prescribed by Landlord. Upon removal of such items by Tenant any damage to the walls or other surface, except minor nail holes, shall be repaired by Tenant.

7. Tenant shall not permit or suffer the use of any advertising medium which extends outside of the Premises, including, without limiting the generality of the foregoing, flashing lights, searchlights, loudspeakers, phonographs, radios, or television. No radio, television, or other communication antenna equipment or device is to be mounted, attached, or secured to any part of the roof, exterior surface, or anywhere outside the Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed.

8. Tenant shall not permit or suffer merchandise of any kind at any time to be placed, exhibited, or displayed outside its Premises, nor shall Tenant use the exterior sidewalks or exterior walkways of the Premises to display, store, or place any merchandise or goods. No sale of merchandise by tenant sale, truckload sale, or the like shall be permitted within the Premises.

9. Tenant shall not permit or suffer any portion of the Premises to be used for lodging purposes.

10. Tenant will install monitored electronic door locking mechanisms for entryways; provided however, Landlord shall be provided access to the Premises by Tenant providing keys or passcodes to the Premises.

11. No windows, doors, or other light or air sources that reflect or admit light or air into the office areas shall be covered or obstructed, except for suitable and approved window drapes or blinds, nor shall any articles be placed on window sills.

12. No awning or other projections shall be attached to, or be visible from, the exterior of the Building. No blinds or drapes shall be attached to, hung in, or used in connection with any window or door of the Premises except in accordance with the standards adopted by Landlord with Landlord's prior written approval; in all events where applicable, any blinds, shades, or drapes shall be installed on the interior side of windows or doors.

13. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with in any manner whatever occupants of the Premises or neighboring buildings or premises, or those having business with them. Tenant shall not throw anything out of doors or windows, or onto public or common areas of the Premises.

14. Canvassing, soliciting, and peddling in the Premises are prohibited. Landlord reserves the right to eject from the Premises any solicitors, canvassers, or peddlers and any other persons who, in the judgment of Landlord, are annoying or interfering with Tenant's or Landlord's operations or who are otherwise undesirable.

15. Tenant acknowledges that the appearance of its offices exposed to public view from outside the Building must be maintained with particular attention to orderliness, cleanliness, and an image of professional quality and high standards.

16. Tenant and its employees shall be deemed to have read these rules and regulations, and to have agreed to abide by them.

17. Landlord reserves the right to make such other and further reasonable rules and regulations as in Landlord's judgment may be helpful for the safety, care, and cleanliness of the Premises and for the preservation of good order in the Premises. Tenant agrees to abide by all the rules and regulations above stated and any additional reasonable rules and regulations which are adopted by Landlord.

                                    INITIALS:
                                    ---------

                                    Landlord: /s/[ILLEGIBLE]
                                              ------------------
                                    Tenant:   /s/[ILLEGIBLE]
                                              ------------------

                                  EXHIBIT "E"

                             ENVIRONMENTAL MATTERS
                             ---------------------


A.   Definitions.

     For purposes of this Lease, the following terms have the definitions ascribed below:

     (1) "Environmental Laws" shall mean all present and future federal, state, and local laws, statutes, ordinances, rules, regulations, standards, directives, interpretations and conditions of approval, all administrative or judicial orders or decrees, and all guidelines, permits, licenses, approvals, or other entitlements, or rules of common law, pertaining to the protection of the environment or human or animal health or safety.

     (2) "Hazardous Substances" shall mean any chemical, substance, medical, or other waste, living organism, or combination of same which is or may be hazardous to the environment or human or animal health or safety due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness, or other harmful or potentially harmful properties or effects. "Hazardous Substances" shall include, without limitation, petroleum hydrocarbons, including crude oil or any fraction of same, asbestos, radon, polychlorinated biphenyls (PCBs), methane, and all substances which now or in the future may be defined as "hazardous substances," "hazardous wastes," "extremely hazardous wastes," "hazardous materials," or "toxic substances," or which are otherwise listed, defined or regulated in any manner pursuant to any Environmental Laws.

     (3) "Environmental Damages" shall mean all claims, suits, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs, and expenses of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, and including, without limitation: (a) damages for personal injury, or injury to property or natural resources occurring on or off the Premises, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding, interest and penalties, and claims brought by or on behalf of employees of Tenant, with respect to which Tenant waives any immunity to which it may be entitled under any industrial or workers' compensation laws; (b) fees incurred for the services of attorneys, consultants, contractors, experts, laboratories, the preparation of any feasibility studies or reports, or the performance of any investigation, remediation, removal, abatement, containment, closure, restoration, or monitoring work required by any federal, state, or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Premises or other property; (c) liability to any third person or governmental agency to indemnify such person or agency for costs expended or liabilities incurred in connection with the items referenced in clauses (a) and (b) above; and (d) diminution of the value of the Premises and damages for loss or business, restrictions on use, or adverse impacts on marketing rentable or usable space, or of any amenity, of the Premises.

     (4) "Manage" or "Management" shall mean any use, generation, storage, treatment, disposal, transportation, handling, or other management of Hazardous Substances .

     (5) "Release" shall mean any accidental or intentional spilling, leaking, pumping, pouring, emitting, discharging, injecting, escaping, leaching, migrating, dumping, or disposing into the air, land, surface water, ground water, or the environment (including, without limitation, the abandonment or discarding of receptacles containing any Hazardous Substances).

B.   Permitted Conditions and Substances.

     Except to the extent expressly permitted in the Schedule of Permitted Conditions ("Permitted Conditions") and Permitted Substances ("Permitted Substances") attached as Exhibit "E-1," Tenant shall not generate, use, store, treat, process, handle, or Release any Hazardous Substances on or about the Premises. Permitted Conditions may be created or maintained, and Permitted Substances may be Managed, only in strict compliance with this Lease and all Environmental Laws. The Schedule of Permitted Conditions and Permitted Substances shall not be modified in any respect without Landlord's prior written consent, which may be granted, withheld, or conditioned in Landlord's sole discretion.

C.   Compliance with Environmental Laws.

     Tenant at its sole cost shall comply with all applicable Environmental Laws, including, without limitation, procuring and maintaining in effect any permits or licenses required for Tenant's operations on or about the Premises. Tenant shall provide Landlord with a photocopy of each such permit or license. Where applicable Environmental Laws or a permit or license requires a closure plan, Tenant shall not commence operations or construction of any improvements until (1) the appropriate governmental authorities, and Landlord, have approved such closure plan and (2) Tenant has provided evidence satisfactory to Landlord of its ability to fund the estimated cost of implementing the approved closure plan.

D.   Storage Tanks.

     Tenant shall not under any circumstances install, use, or operate any underground storage tanks. Tenant shall not install, use, or operate any aboveground storage tanks unless specifically approved in advance and in writing by Landlord. Such approval may be granted, withheld, or conditioned in Landlord's sole discretion. If Landlord approves the installation, use, or operation of any aboveground storage tank, Tenant shall be solely responsible for complying with all requirements which may apply to Landlord as owner of the Premises, including, without limitation, any financial assurance requirements, and Tenant shall furnish evidence satisfactory to Landlord of such compliance. Tenant also shall test the soil for settling and conduct appropriate tests of the tank and associated piping and equipment at the time of installation to assure that the tank has been properly installed.

E.   Tenant's Plans.

     Tenant promptly shall provide to Landlord any and all operating, emergency, contingency, and other plans, procedures or documents pertaining to the Management or Release of Hazardous Substances on or about the Premises which are required pursuant to Environmental Laws. In addition, Tenant shall provide to
Landlord:

     (1) Waste Disposal Plan. Within 30 days after execution of this Lease, Tenant shall submit to Landlord a written waste disposal plan. Such plan shall identify, in detail, the anticipated nature, constituents, and average and maximum monthly quantities of all solid waste Managed at the Premises, whether or not such waste is or may be a Hazardous Substance. Tenant shall dispose of all waste that is or may be a Hazardous Substance at off-site locations in accordance with all applicable Environmental Laws, and shall provide Landlord with a photocopy of any hazardous waste manifest. No waste that is or may be a Hazardous Substance shall be disposed of in, on, under, or about the Premises. If Landlord reasonably suspects any waste present at the Premises to be a Hazardous Substance, Tenant shall sample and analyze such waste in accordance with applicable Environmental Laws; provided, however, that in the event any such sample and analysis instigated by Landlord shall fail to indicate the existence of a Hazardous Substance, Landlord shall pay for such sampling and analysis. Tenant promptly shall submit a photocopy of the results of such tests to Landlord.

     (2) Emergency Plan. Within 30 days after execution of this Lease, Tenant shall submit to Landlord a written plan for handling any emergency situations that reasonably may be anticipated to occur on or about the Premises, including, without limitation, fires, tsunami, flood, earthquake, explosion, and the Release of any Hazardous Substances. At a minimum, the emergency plan shall (a) comply with all Environmental Laws, (b) contain building evacuation procedures, Release control and containment procedures for each type of Hazardous Substance present on the Premises, and (c) include notification procedures and security measures to limit public access and exposure to any Hazardous Substances.

     (3) General. Tenant shall not create or maintain the Permitted Conditions, or introduce Permitted Substances onto the Premises, until Tenant has submitted to Landlord the waste disposal plans, emergency plans, and any other plans or similar contingency measures that may be required pursuant to Environmental Laws. If there is any change in Tenant's operations, or any Permitted Condition or Permitted Substance is added to Exhibit "E-1," Tenant shall revise and update such plans and submit them to Landlord. Tenant shall not create the new Permitted Condition or introduce the new Hazardous Substance onto the Premises until Tenant has submitted to Landlord such revised and updated plans and obtained any necessary approvals required pursuant to Environmental Laws. Tenant at all times shall ensure that its employees are fully trained to execute the procedures and measures contained in such plans.

F.   Precautionary Measures.

     Tenant, at Tenant's sole cost, shall take all reasonable precautionary measures ("Precautionary Measures") to prevent structural damage to the Premises as a result of Tenant's Management of Hazardous Substances. Such Precautionary Measures shall include, as necessary, but shall not be limited to, installation and use of secondary containment facilities; seal coating the floors and roof structures on a routine basis; continuous monitoring of aboveground and underground storage tanks; continual monitoring of concrete floors and paved areas for any pitting or cracks; installation and maintenance of special exhaust systems or drains for prevention of rusting or corrosion within the Premises; and, to the extent required by Environmental Laws, maintenance of special waste water treatment or sewer discharge systems for the lawful discharge of any Hazardous Substances. Tenant, at Tenant's sole cost, shall maintain the Premises in good condition, ordinary wear and tear excepted, and repair any damage to the Premises resulting directly or indirectly from Tenant's Management, or the Release or presence of Hazardous Substances in, on, under, or about the Premises.

G.   Reports; Notifications.

     For any year in which any Hazardous Substances have been Managed or otherwise been present in, on, under, or about the Premises, Tenant shall provide Landlord with a written report listing the Hazardous Substances which were present in, on, under, or about the Premises; all Releases of Hazardous Substances that occurred or were discovered in, on, under, or about the Premises; Hazardous Substance-related compliance activities; and all manifests, business plans, consent agreements, or other contracts relating to Hazardous Substances executed or requested during that time period. The report shall include copies of all documents and correspondence related to such activities.

     Tenant shall keep Landlord fully informed at all times regarding all environmental-related matters affecting Tenant or the Premises. Tenant shall give Landlord immediate written notice of (1) any investigation, enforcement, remediation, or other regulatory action or order taken, issued, or threatened in connection with the presence, Release, or threatened Release of any Hazardous Substances in, on, under, or about the Premises or otherwise resulting from the occupancy, use, or activities of Tenant in, on, under, or about the Premises;
(2) any claims made or threatened by any third party against Tenant, or any report, notice, or complaint filed or threatened to be filed with any government agency, in connection with the presence, Release, or threatened Release of any Hazardous Substance in, on, under, or about the Premises or otherwise resulting from the occupancy, use, or activities of Tenant in, on, under, or about the Premises; (3) any Release of Hazardous Substances in, on, under, or about the Premises, or other property in the vicinity of the Premises, or Tenant's discovery of any environmental condition which could subject Landlord or the Premises to any restrictions on ownership, occupancy, transferability, or use of the Premises; and (4) all incidents or matters as to which Tenant is required to give notice to any governmental entity pursuant to any Environmental Law.
Tenant shall promptly provide Landlord with photocopies of all claims, complaints, warnings, materials, reports, technical data, notices, correspondence, and other information or documents relating to any environmental-related incidents or matters which are the subject of any notice required under this Section.

     Tenant acknowledges and agrees that all reporting and warning obligations required under Environmental Laws are the sole responsibility of Tenant, and Tenant shall be solely responsible for complying with Environmental Laws regarding the disclosure of, the Release, threatened Release, presence, or danger of Hazardous Substances.

H.   Remediation.

     (1) Environmental Condition. The generation, presence, use, storage, treatment, disposal, handling, or Release of any Hazardous Substance in violation of this Lease, or any Environmental Laws, is referred to as an "Environmental Condition." In the event an Environmental Condition exists on or about the Premises, Tenant shall promptly undertake and diligently complete, at its sole cost, and in strict compliance with this Lease and all applicable Environmental Laws, all investigative, corrective, and remedial measures required to respond to the Environmental Condition. Such measures shall include, without limitation, removal and proper disposal of the Hazardous Substance, and restoration of all land, improvements, and other affected areas so that, upon completion of the investigation, corrective, or remedial measures, the Premises and any other areas affected by the Environmental Condition shall be in the same or better condition, character, and quality as before the Environmental Condition occurred.

     (2) Landlord's Approval. Unless an emergency situation exists that requires immediate action, Tenant shall obtain Landlord's prior written approval of all contemplated investigative, corrective, or remedial measures. Such approval shall not be unreasonably withheld. Examples of measures subject to Landlord's prior approval include the selection of any environmental consultant or contractor, determination of the scope of work and sampling activities to be performed by the consultant or any contractor, and the form and substance of all draft reports prepared by any consultant (before such reports are finalized).
                                          ------
Tenant shall provide Landlord with at least three business days' advance notice of any proposed sampling and, if Landlord requests, Tenant shall split samples with Landlord. Tenant shall also promptly provide Landlord with the results of any test, investigation, or inquiry conducted by or on behalf of Tenant in connection with the presence or suspected presence of Hazardous Substances on or about the Premises. Tenant shall provide Landlord with reasonable advance notice, and Landlord shall have the right, but not the obligation, to participate in all oral or written communications with governmental entities concerning Environmental Conditions on or about the Premises.

     (3) Landlord's Right to Act. If Tenant fails to comply with this provision of the Lease, and such failure continues for more than 72 hours after delivery of written notice from Landlord or a governmental agency, Landlord shall have the right (but not the obligation), in its sole discretion, and without limiting any other remedy which may be available to Landlord under this Lease, at law, or in equity, to respond to the Environmental Condition in any manner it may deem appropriate. Such right shall include, without limitation, the right to engage environmental consultants and contractors, conduct any sampling, coring, testing, digging, drilling, monitoring, and analyses, perform any investigation, corrective, remedial, or other work required or recommended to correct any alleged violations, conditions, deficiencies, or hazards noted by any governmental entity or environmental consultant, and take all steps necessary to terminate or close any tanks or other facilities. If Landlord performs the remediation, Tenant shall reimburse Landlord within five business days after receipt of Landlord's invoice for any amount incurred or expended by Landlord in connection with such remediation (including consultants', experts' and attorneys' fees and costs), together with interest at the highest rate permitted by law, calculated from the date of Landlord's expenditure until paid.

I.   Landlord's Right of Entry; Closure.

     (1) Right of Entry. Landlord and its representatives shall have the right, exercisable by Landlord in its sole discretion, upon reasonable prior notice to Tenant, to enter the Premises in a manner so as not to unreasonably interfere with Tenant's occupancy or Use to: (a) conduct any sampling, testing, monitoring and analysis for Hazardous Substances, including soil or water sampling, testing, monitoring, digging and drilling, or structural analyses; (b) inspect any documents, materials, inventory, financial data, or notices or correspondence to or from private parties or governmental or regulatory authorities in connection with Hazardous Substances; (c) review all storage, use, transportation, and disposal facilities and procedures associated with the use of Hazardous Substances; and (d) assess the Premises or the Tenant's use of the Premises (collectively, an "Inspection"). Landlord shall exercise such right so as to minimize interference with Tenant's activities on the Premises, to the extent consistent with the full exercise of Landlord's rights.

     A representative of Tenant shall be permitted to accompany Landlord and its representatives during an Inspection. If the results of an Inspection indicate that there has been a Release of a Hazardous Substance on or about the Premises, and Landlord in its reasonable discretion believes, on the basis of the Inspection, that the Release was caused by an act or omission of Tenant, or Tenant's employees, agents, sublessees, contractors, representatives, or invitees, or that Tenant has not complied with this Lease or with Environmental Laws, Tenant shall pay for the cost of performing the Inspection, including, but not limited to, the costs of soil or water sampling, testing, or monitoring, digging and drilling, or structural analysis, and Landlord may pursue all of its rights and remedies under the Lease, at law, or in equity.


J.   Environmental Tests and Audits.

     Unless otherwise required by Environmental Laws, Tenant shall not perform or cause to be performed any Hazardous Substances surveys, studies, reports, or inspections relating to the Premises without obtaining Landlord's advance written consent. If, following receipt of Landlord's approval, such activities are undertaken and the presence of Hazardous Substances in, on, under, or about the Premises, or likelihood same is confirmed, Tenant shall immediately commence all necessary remediation, abatement, removal, and cleanup actions in accordance with that section of this exhibit entitled "Remediation."

K.   Confidentiality.

     (1) Confidentiality of Environmental Matters. From and after the effective date of this Lease, Tenant shall exert its best efforts to maintain all matters relating to Hazardous Substances on the Premises in strict confidence. Except with the prior written consent of Landlord, and except as may be necessary to exercise its rights and fulfill its obligations under this Lease, Tenant shall not disclose to third parties the existence of any matters relating to Hazardous Substances, and Tenant shall not issue, encourage, or cooperate in the issuance of, any press releases, media articles, or other public announcements, including, without limitation, any disclosure with respect to the presence of any Hazardous Substances at or around the Premises, the terms of this Lease, or the perceived or known plans and intentions of Landlord with respect to any matters relating to Hazardous Substances. Nothing within this paragraph shall preclude Tenant from complying with any laws, regulations, or ordinances propounded by any court or governmental authority.

     (2) Confidentiality of Premises Documents and Characteristics. Tenant understands that Tenant may be granted certain access rights to certain confidential information relating to the Premises and Hazardous Substances during the course of this Lease. All records, documents, and information with respect to Hazardous Substances are confidential in nature, including, without limitation, technical data concerning the Premises, financial, geological reports, structural reports, and reports regarding Hazardous Substances relating to the Property, for purposes of this Lease. Tenant agrees to hold same in strictest confidence, to not disclose or permit disclosure to any person or entity, and to not make any unauthorized use of any confidential information without the prior written consent of Landlord. Nothing within this paragraph shall preclude Tenant from complying with any laws, regulations, or ordinances propounded by any court or governmental authority.

     (3) Property of Landlord. All confidential information and communications shall be and remain the property of Landlord, and Tenant shall promptly deliver any and all information, documents, reports, and correspondence relating to the Premises to Landlord within five days after termination of this Lease.

L.   Financial Assurances.

     Tenant shall strictly comply with any and all financial assurance requirements that may be required pursuant to any Environmental Laws for the occupancy, use, or conduct of activities at and about the Premises. Upon the request of Landlord, Tenant shall promptly provide to Landlord photocopies of documents confirming Tenant's compliance with such requirements. In addition, Tenant shall provide to Landlord financial assurances in the form of pollution liability insurance in the amount of $1,000,000.00, which shall assure Landlord that adequate funds are available to remedy any Environmental Damage or Environmental Condition which Tenant or the Premises may incur or sustain as a result of or relating to the Release or Management of Hazardous Substances in, on, under, or about the Premises.
M.   Termination.

     (1) Termination of Lease. Landlord shall have the right to terminate the Lease in Landlord's sole and absolute discretion in the event that (a) any use of the Premises by Tenant involves Hazardous Substances in a manner or for a purpose prohibited by any governmental agency or authority; (b) Tenant has been required by any lender or governmental authority to take remedial action in connection with Hazardous Substances at, on, under, or in the vicinity of the Premises resulting from Tenant's action or use of the Premises (unless Tenant is diligently seeking compliance with such remedial action); or (c) Tenant is subject to an enforcement order issued by any governmental authority in connection with a Hazardous Substance on the Premises (unless Tenant is diligently seeking compliance with such enforcement order). Upon termination or expiration of the Lease, Tenant shall, at its own expense, cause all Hazardous Substances placed in, on, under, or about the Premises by Tenant or at Tenant's direction to be removed from the Premises and transported off-site for treatment, for storage, disposal, or other management in compliance with all applicable Environmental Laws.

     (2) Tenant's Post-Termination Obligations. During any period of time employed by Tenant after the termination of this Lease to complete the removal from the Premises or remediation of any such Hazardous Substances, Tenant shall continue to pay the full rental in accordance with this Lease, which rental shall be prorated daily at the holdover rate pursuant to the terms of the Lease. Such payment shall be in addition to any other rights and remedies of Landlord under this Lease, at law, or in equity.

N.   Assignment and Subletting.

     Notwithstanding any other provisions in this Lease, if (1) any anticipated use of the Premises by any proposed assignee or subtenant involves the Management of Hazardous Substances in a manner or for a purpose prohibited by any governmental agency or authority, or that differs materially from Tenant's use, (2) Tenant is subject to any claim, enforcement action, action, or violation relating to Hazardous Substances, or (3) any Hazardous Substances have been Released in, on, under, or about the Premises, or (4) the proposed assignee or subtenant has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous

Substances contaminating a property, if the contamination resulted from such party's action or use of the property in question, or (5) the proposed assignee or subtenant is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of any Hazardous Substances, it shall not be unreasonable for Landlord to withhold its consent to an assignment or subletting to such proposed assignee or subtenant.

O.   Tenant's Release and Indemnification of Landlord.

     (1) No Representation by Landlord. Prior to execution and delivery of this Lease, Tenant has made such inspections and investigations of environmental conditions in and around the Premises as Tenant desires and deems appropriate. Tenant, in entering into this Lease, is leasing its Premises "AS IS", subject to Landlord's indemnity below, in reliance solely on its own inspections and investigations, and not on any representations, warranties, statements, or other information from Landlord or its representative, whether express or implied, except as may be expressly warranted by Landlord in this exhibit.

     (2) Tenant's Indemnification of Landlord. In addition to, and without limiting the scope of, all other indemnities provided by Tenant to Landlord under this Lease or Environmental Laws, Tenant shall indemnify, defend (with counsel acceptable to the indemnitees), and hold harmless Landlord and Landlord's officers, directors, employees, agents, trustees, beneficiaries, successors, successors in trust, and assigns, from and against any and all Environmental Damages, directly or indirectly, in whole or in part, arising out of or in connection with the use or occupancy of the Premises by Tenant or Tenant's employees, agents, contractors, invitees, or any other person claiming under Tenant, and related to Hazardous Substances, including, without limitation, non-compliance with this Lease or any Environmental Laws and the Release of any Hazardous Substances in, on, under, or about the Premises, and from the Premises on, to, or into the surrounding lands, air, or water.

     (3) Landlord's Indemnification of Tenant. Landlord shall indemnify, defend (with counsel reasonably acceptable to the indemnitees) and hold harmless Tenant and Tenant's officers, directors, employees, agents, affiliated corporations, successors, and assigns, from and against any and all Environmental Damages directly or indirectly, in whole or in part, arising out of or in connection with Environmental Conditions that 1) existed on or about the Premises as a result of activities conducted on or near the Premises prior to Tenant's occupancy of the Premises, or 2) were caused solely by Landlord's gross negligence or wilful misconduct.

P.   No Shift of Liability.

     Landlord's exercise or failure to exercise the rights granted in this exhibit to the Lease shall not in any way shift responsibility for Hazardous Substances or compliance with Environmental Laws from Tenant to Landlord, nor impose any liability on Landlord.

Q.   Survival.

     The obligations of Tenant under this exhibit to the Lease shall survive any termination or expiration of this Lease, and any conveyance by Landlord of its interest in the Premises, and shall continue in full force and effect.

APPROVED AS TO FORM:
-------------------

/s/  Margaret C. Fitzgerald
---------------------------
counsel for Tenant

APPROVED AS TO FORM:
-------------------


    /s/ [ILLEGIBLE]
---------------------------
JONES & CANNON,
a professional corporation
440 North Center
Arlington, Texas 76011

                                 EXHIBIT "E-1"

                             Permitted Conditions
                             --------------------

--Installation, operation and maintenance of one diesel-fired emergency power generator and ancillary or related equipment and activities including fuel and Hazardous Substance storage in above-ground tanks and containers

--Installation, operation and maintenance of lead-acid, nickel-cadmium and any other type of electrical power storage batteries

--Installation, operation and maintenance of telecommunications, computer, printing, HVAC, electrical, lighting, satellite and ancillary or related equipment and activities which may contain or lawfully Release Hazardous Substances



                             Permitted Substances
                             --------------------


--diesel fuel
--batteries
--ordinary office supplies

                                  EXHIBIT "F"

                             OPTION TO EXTEND TERM
                             ---------------------


     This exhibit is attached to and made a part of that certain lease dated December 21, 1999 by and between THE TRUSTEES UNDER THE WILL AND OF THE ESTATE OF JAMES CAMPBELL, DECEASED, ACTING IN THEIR FIDUCIARY AND NOT IN THEIR INDIVIDUAL CAPACITIES ("Landlord"), and EBASEONE CORPORATION ("Tenant"), covering the property commonly known as 12095 I-45 North, Houston, Texas 77060 (the "Premises").

                           I.  OPTION TO EXTEND TERM

     Landlord hereby grants to Tenant one Option (the "Option") to extend the Term for an additional term of five years (the "Extension"), on the same terms, conditions, and covenants set forth in the Lease, except as provided below. The Option shall be exercised only by written notice delivered to Landlord not more than 12 months nor less than six months prior to the expiration of the Term. If Tenant fails to deliver to Landlord written notice of the exercise of the Option within the prescribed time period, the Option shall lapse, and there shall be no further right of Tenant to extend the Term. The Option shall be exercisable by Tenant on the express condition that, at the time of the exercise, and at all times prior to the commencement of the Extension, Tenant shall not be in default under any of the provisions of the Lease. The foregoing Option is personal to Tenant and may not be exercised by any assignee or subtenant of Tenant.

                           II.  CALCULATION OF RENT

                         Fair Rental Value Adjustment
                         ----------------------------

     The Base Rent shall be increased on the first day of the Extension to the "Fair Rental Value of the Premises" (as defined below), determined in the following manner:

     a. Landlord and Tenant shall endeavor in good faith upon Tenant's exercise of the Option to agree upon the Fair Rental Value of the Premises. If Landlord and Tenant have not been able to agree on the Fair Rental Value of the Premises within 30 days after Tenant's exercise of the Option, the Base Rent for the Extension shall be determined as follows: within 45 days following the exercise of the Option, Landlord and Tenant shall endeavor in good faith to agree upon a single appraiser. If Landlord and Tenant are unable to agree upon a single appraiser within said 45 day period, each shall then, by written notice to the other, within ten days after said 45 day period, appoint one appraiser. Within ten days after the two appraisers are appointed, the two appointed appraisers shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its respective appraiser within the prescribed time period, the single appraiser appointed shall determine the fair rental value of the property. If the two appointed appraisers fail to agree on the third appraiser, he or she shall be appointed by the then president of the Houston Board of Realtors. Each party shall bear the cost of the appraiser appointed by it, and the parties shall share equally the cost of the third appraiser.

     b. The term "Fair Rental Value of the Premises" shall mean the rent that a ready and willing tenant would pay, at the time of the commencement of the Extension, as monthly Base Rent to a ready and willing lessor of property comparable to the Premises, if such property were exposed for lease on the open market for a reasonable period of time, and taking into account all of the purposes for which such property may be used, and not just the use proposed to be made of the property by Tenant. The Fair Rental Value of the Premises shall be the average of the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event shall the Base Rent be reduced by reason of such computation. If the Fair Rental Value of the Premises is not determined prior to the commencement of the Extension, then Tenant shall continue to pay to Landlord the Base Rent applicable to the Premises immediately prior to the Extension, until the Fair Rental Value of the Premises is determined, and when it is determined, Tenant shall pay to Landlord within ten days after receipt of written notice the difference between the Base Rent actually paid by Tenant to Landlord and the new Base Rent determined under this provision.


                                         INITIALS:
                                         ---------

                                         Landlord:     /s/ [ILLEGIBLE]
                                                    ------------------------

                                         Tenant:      /s/ [ILLEGIBLE]
                                                 ---------------------------


approved as to form:
--------------------


/s/  Margaret C. Fitzgerald
---------------------------
counsel for Tenant

approved as to form:
-------------------

     /s/ [ILLEGIBLE]
---------------------------
JONES & CANNON,
a professional corporation
440 North Center
Arlington, Texas 76011

                                  EXHIBIT "G"

                        TELECOMMUNICATION RECEIVER AND
                      TRANSMISSION EQUIPMENT/USE OF ROOF
                      ----------------------------------


                              Grant of Permission
                              -------------------

     Subject to the terms below, Landlord hereby grants Tenant the right to utilize a portion of the roof of the Project above the Premises solely for the installation, operation, and maintenance of telecommunication receiver and transmission equipment ("Satellite Equipment").

                       Landlord's Prior Written Approval
                       ---------------------------------

     Tenant shall not install or operate any Satellite Equipment until and unless it receives the prior written approval of Landlord, which approval shall not be unreasonably withheld. Landlord shall approve or reject the proposed installation and operation of the Satellite Equipment within ten business days after Tenant submits 1) plans and specifications for the proposed installation of the Satellite Equipment, 2) photocopies of all required governmental and quasi-governmental permits, licenses, and authorizations, and 3) all certificates of insurance as required pursuant to the terms of the Lease.

     Landlord shall have the right to reasonably disapprove any such information or plans, and such disapproval shall negate any right of Tenant to install Satellite Equipment upon the Project. Notwithstanding anything within this provision to the contrary, Tenant shall not permit or cause any Satellite Equipment, or the installation and/or operation of any Satellite Equipment, to damage the structural integrity of the Project, penetrate or damage the roof of the Project, interfere with any service provided by Landlord to any tenant of the Project, reduce the amount of leasable space in the Project, detract from the aesthetic value of the Project, or invalidate any applicable roof warranty.

               Installation and Operation of Satellite Equipment
               -------------------------------------------------

     Tenant covenants and agrees that neither Tenant nor its agents will cause any damage to the roof of the Project, or any part of the common area of the Project, during the installation and/or operation of any Satellite Equipment.
If any such damage is caused, Tenant shall be responsible for all damages which may occur to the roof of the Project or to the Project.

                                   Insurance
                                   ---------

     During any time that Tenant utilizes Satellite Equipment, Tenant shall maintain insurance coverage as required in article X of the Lease, and such coverage shall reference and include the use of the area of the roof of the Project utilized for the Satellite Equipment, and Tenant's use of the Satellite Equipment shall be so noted in the certificate of insurance provided to Landlord pursuant to the terms of the Lease. Prior to Tenant's installation and operation of any Satellite Equipment, and throughout the term of the Lease, Tenant shall provide Landlord with evidence of such additional insurance satisfactory to Landlord, in its sole discretion, that Landlord deems reasonably necessary for the installation and operation of the Satellite Equipment. All such policies shall name Landlord and such other individuals or entities as Landlord may from time to time designate as "additional insureds."

                       Termination and Relocation Rights
                       ---------------------------------

     Landlord may, in its sole judgment and discretion, terminate Tenant's right to install Satellite Equipment upon 24 hours' written notice, in the event that the Satellite Equipment is 1) causing physical damage to the structural integrity of the Project, or 2) is interfering with the safety, access, or use of any part of the common area of the Project, or 3) invalidates any applicable roof warranty for the Project.

     Landlord may, in its sole judgment and discretion, require Tenant, upon 15 days' prior written notice, to relocate the Satellite Equipment to another location upon the roof of the Project as may be designated by Landlord. Any such relocation cost shall be at Landlord's sole expense.

                        Removal of Satellite Equipment
                        ------------------------------

     Upon revocation of the right granted by this exhibit, or upon the Termination Date or earlier termination of the Lease, Tenant shall be required to remove the Satellite Equipment from the Project at Tenant's sole cost and expense. Tenant shall leave the portion of the roof of the Project where the Satellite Equipment was located in good order and repair, and Tenant shall be responsible for repairing the roof of the Project, and for all damages that may occur to the roof or the Project caused by the installation, operation, or removal of the Satellite Equipment.

     In the event that Tenant does not remove the Satellite Equipment when required, Tenant hereby authorizes Landlord to remove and dispose of the Satellite Equipment, and Tenant expressly authorizes Landlord to charge Tenant for all costs and expenses incurred by Landlord as a result of such removal and disposition. Tenant agrees that Landlord shall not be liable in any manner for any such property disposed of or removed by Landlord.

                      Licenses, Permits, Laws, and Rules
                      ----------------------------------

     Tenant shall secure at its sole cost and expense from the proper governmental authorities all licenses or permits required by law for the installation, maintenance, or operation of any Satellite Dish. Tenant shall at its own expense promptly observe and comply with all laws, rules, or requirements of all federal, state, or local governmental units or agencies, as such laws, rules, or requirements may relate to the installation or operation of
Satellite Equipment.   Tenant shall pay any fines, penalties, damages, or costs
arising directly or indirectly from Tenant's failure to observe or comply with said laws, rules, or regulations.

                          Release and Indemnification
                          ---------------------------

     Tenant hereby waives all claims against Landlord for damage upon or about the Premises or the Project arising from any use or operation of the Satellite Equipment, and Tenant hereby agrees that the provisions of article XII shall apply to any usage of the roof of the Project by Tenant for utilization of Satellite Equipment.

                                  Emergencies
                                  -----------

     In the event of any emergency affecting the Project, Landlord shall have the right at any such time to take any and all reasonable measures, including inspection, repair, or removal of any Satellite Equipment, as may be necessary or desirable for the safety, protection, or preservation of the Premises or the Project, or in order to comply will all laws, orders, or requirements of governmental or other authorities. Landlord's rights pursuant to this paragraph shall not otherwise diminish the rights granted to Tenant under this exhibit.

                                      INITIALS:
                                      ---------

                                      Landlord:     /s/ [ILLEGIBLE]
                                                 ------------------------

                                      Tenant:     /s/ [ILLEGIBLE]
                                              ---------------------------

APPROVED AS TO FORM:
--------------------


/s/  Margaret C. Fitzgerald
-----------------------------
counsel for Tenant

APPROVED AS TO FORM:
-------------------


     /s/ [ILLEGIBLE]
 ---------------------------
JONES & CANNON,
a professional corporation
440 North Center
Arlington, Texas 76011

                                      G-3